AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 29, 2014

SECURITIES ACT FILE NO. 2-28157

INVESTMENT COMPANY ACT NO. 811-1596

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

PRE-EFFECTIVE AMENDMENT NO.	☐

POST-EFFECTIVE AMENDMENT NO. 66	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

AMENDMENT NO. 44	☒

FPA CAPITAL FUND, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

11601 WILSHIRE BOULEVARD, SUITE 1200

LOS ANGELES, CALIFORNIA 90025

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(310)473-0225

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

J. RICHARD ATWOOD, TREASURER

FPA CAPITAL FUND, INC.

11601 WILSHIRE BOULEVARD, SUITE 1200

LOS ANGELES, CALIFORNIA 90025

(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPY TO:

MARK D. PERLOW, ESQ.

K&L GATES LLP

FOUR EMBARCADERO CENTER, SUITE 1200

SAN FRANCISCO, CALIFORNIA 94111

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

AS SOON AS PRACTICABLE AFTER REGISTRATION STATEMENT BECOMES EFFECTIVE.

It is proposed that this filing will become effective (check appropriate box)

☒   immediately upon filing pursuant to paragraph (b)

☐    on (date) pursuant to paragraph (b)

☐    60 days after filing pursuant to paragraph (a)(1)

☐    on (date) pursuant to paragraph (a)(1)

☐    75 days after filing pursuant to paragraph (a)(2)

☐    on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐            this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED: COMMON STOCK, $0.01 PAR VALUE

FPA Capital Fund, Inc.

Prospectus

FPA Capital Fund, Inc. (FPPTX) seeks long-term growth of capital. Current income is a secondary consideration. The Fund's investment adviser, First Pacific Advisors, LLC, invests the Fund's assets in common stocks and other securities which it believes have the potential to increase in market value.

Fund shares are presently offered for sale only to existing shareholders and to directors, officers and employees of the Fund, the Adviser, and affiliated companies, and their immediate relatives, and certain categories of shareholders.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, WI 53212
www.fpafunds.com

July 29, 2014

FPA CAPITAL FUND, INC.

11601 Wilshire Boulevard, Suite 1200
Los Angeles, California 90025
(310) 473-0225

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SUMMARY SECTION

Investment Objective. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration.

Fees and Expenses of the Fund. Shares of the Fund are presently offered for sale only to existing shareholders and to directors, officers and employees of the Fund, the Adviser, and affiliated companies, and their immediate relatives, and certain categories of shareholders. See the Section titled, "Discontinuance of Sales to New Investors" for a complete description of Adviser affiliates and certain categories of shareholders eligible to purchase shares of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original sales price or redemption proceeds, as applicable)	None
Redemption Fee (as a percentage of amount redeemed)	2.00%
Exchange Fee	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees		0.65%
Distribution (12b-1) Fees		None
Other Expenses		0.18%
Other Expenses	0.08%
Financial Services	0.10%
Total Annual Fund Operating Expenses		0.83%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One year	$85
Three years	$265
Five years	$460
Ten years	$1,025

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 17% of the average value of its portfolio.

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Principal Investment Strategies. The Fund's Adviser favors investments in common stocks that it believes are undervalued based on valuation criteria. The Adviser deems the following important in its stock selection process: current as well as future levels of profitability, book value, replacement cost of assets and free cash flow. The Adviser attempts to lessen price risk by not overpaying for earnings of even the best companies. Furthermore, investments tend to focus in areas viewed as temporarily out-of-favor, as evidenced by such factors as low price-to-normalized earnings ratios and price-to-book value ratios. Normalized earnings are used in an attempt to reduce the effect of one-time or extraordinary items that may distort the normal or anticipated recurring earnings from the operations of the company. The Fund may invest in all market capitalizations, however the Fund's investment approach has resulted in an emphasis on medium and smaller-sized companies.

The Adviser believes that the Fund's international exposure can yield valuable benefits to Fund shareholders by providing exposure to global companies that meet the Adviser's investment criteria. Much of this exposure to foreign business activity is expected to come from purchases of U.S.-domiciled companies with strong worldwide franchises, and from similarly strong companies whose principal offices are located in the U.S. but are domiciled in foreign countries. These foreign-domiciled companies will generally be in the developed countries represented by the MSCI World Index. The Fund may purchase shares and/or American Depository Receipts ("ADRs") of foreign-domiciled companies that meet the Adviser's usual investment criteria and where differences in accounting, disclosure, culture, management accessibility and trading do not put the Fund at a competitive disadvantage. No more than 30% of the Fund's total assets will be invested in the securities of foreign issuers.

The Fund relies on the professional judgment of its Adviser to make decisions about the Fund's portfolio securities. The Adviser's basic investment philosophy is to purchase securities on the basis of fundamental value and earnings expectations, rather than short-term stock market expectations.

The Fund may sell a portfolio holding when the holding's market price appreciates and approaches the Adviser's estimate of intrinsic value; the Adviser finds an opportunity to reallocate the Fund's assets to other investments with greater reward potential; or the original investment thesis no longer holds.

For temporary defensive purposes or in response to adverse market conditions, the Fund may, for varying periods, take larger than usual positions in cash or high-quality short-term debt securities (U.S. Government or government agency securities, obligations of domestic banks, prime commercial paper notes and repurchase agreements). As a result, the Fund may lag other funds during periods of market appreciation and you may not achieve your investment objectives during such periods.

Principal Investment Risks.

As with all mutual funds, your investment in the Fund may be worth more or less at any time than the price that you originally paid for it. There is also a possibility that the Fund will not achieve its investment objective or goal. This could happen because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. The Fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC.

Risks Associated with Investing in Equities. As with all equity funds, the risks that could affect the value of the Fund's shares and the total return on your investment include the possibility that the equity securities, generally common stocks and/or ADRs of U.S. and foreign domiciled companies held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. The financial

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problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets and individual securities. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs or factors directly related to a specific company, such as decisions made by its management. Changes in interest rates may also have an impact on equity markets. These risks are greater for small and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

Risks Associated with Small and Medium-Sized Companies. The Fund's investment approach has resulted in an emphasis on medium and smaller-sized companies. Investing in smaller companies generally involves greater risk than investing in larger companies, and securities of smaller companies are often more volatile and less liquid. In addition, these companies often have shorter operating histories and are more reliant on key products or personnel than larger companies.

Risks Associated with Investing in Foreign Securities. When the Fund invests in foreign securities or U.S. companies with foreign exposures or operations, it will be subject to risks not typically associated with domestic securities. The value of the Fund's foreign exposures may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund may invest in securities denominated in foreign currencies, the Fund's securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities.

Risks Associated with Value Stocks. Value stocks, including those selected by the Adviser for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. In addition, the market may favor certain stocks (value stocks vs. growth stocks) and the Fund may hold investments that are out of favor. The Fund's value discipline often results in a portfolio of stocks that may differ materially from its benchmark index.

Although the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except the U.S. Government) at the time of purchase, changes in market prices and the assets of the Fund may from time to time cause more than 5% of the Fund's total assets to be invested in the securities of a single company. Such relative concentration is likely to increase the volatility of the Fund's net asset value per share. If an adverse event depresses the value of a particular security, an investment in a security proves in retrospect to be inopportune because of other adverse developments or the vagaries of the markets, or company-specific events reduce the income or return generated from its securities, the Fund may be more susceptible to losses than a fund that invested in more companies.

Because of these and other risks, you could lose money by investing in the Fund.

Performance Information. The bar chart and Average Annual Total Returns table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 calendar years compare with those of a broad-based securities market index. The chart and table reflect the reinvestment of dividends and other distributions. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

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The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to mid-capitalization stock performance and is included as a broad-based comparison to the capitalization characteristics of the Fund's portfolio.

The year-to-date return for the Fund as of June 30, 2014 was 11.21%.

The Fund's highest/lowest quarterly results during this time period were:

Highest	27.56%		(Quarter ended 6/30/09)
Lowest	(29.33)%		(Quarter ended 12/31/08)
Average Annual Total Returns (for the periods ended December 31, 2013)	One Year	Five Years	Ten Years
Before Taxes	22.85%	21.04%	8.85%
After Taxes on Distributions(1)	17.42%	19.88%	7.52%
After Taxes on Distributions and Sale of Fund Shares(1)	17.35%	18.22%	7.24%
Russell 2500 (reflects no deductions for fees, expenses or taxes)	36.80%	21.77%	9.81%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an investor's tax situation and may differ from those shown. After-tax returns presented here are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Early withdrawal from a 401(k) account or an IRA could lead to taxation of the withdrawn amount as ordinary income and could be subject to an additional tax penalty.

Updated Performance Information. To obtain updated monthly performance information, please visit the Fund's website at www.fpafunds.com or call (800) 982-4372.

Investment Adviser. First Pacific Advisors, LLC ("Adviser") is the Fund's investment adviser.

Portfolio Managers. Dennis M. Bryan, Chief Executive Officer of the Fund, and Partner of the Adviser, has served as portfolio manager since November 2007. Arik A. Ahitov, Managing Director of the Adviser, has served as portfolio manager of the Fund since February 2014.

Purchase and Sale of Fund Shares. Investors may purchase or redeem (sell) Fund shares on any business day by written request, check, wire, ACH (Automated Clearing House), telephone, or through

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dealers as further described in the Fund's prospectus. You may conduct transactions by mail (FPA Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, WI 53201-2175, or 235 West Galena Street, Milwaukee, WI 53212), by wire, or by telephone at (800) 638-3060. Purchases and redemptions by telephone are only permitted if you previously established this option in your account. You can use the Account Application for initial purchases.

The minimum initial investment is $1,500, and each subsequent investment must be at least $100. If you are eligible, you can establish an IRA and/or other retirement plan with a $100 minimum initial investment and an expressed intention to increase the investment to $1,500 within 12 months. No minimum is imposed for subsequent investments in these accounts. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear.

Subsequent investments and redemptions can be made directly to UMB Fund Services, Inc.

Tax Information. The Fund's distributions are taxable and will be taxed as ordinary income and/or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries. Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services, which may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

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INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS

Investment Objective. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration.

Principal Investment Strategies. The Fund's Adviser favors investments in common stocks that it believes are undervalued based on valuation criteria. The Adviser deems the following important in its stock selection process: current as well as future levels of profitability, book value, replacement cost of assets and free cash flow. The Adviser attempts to lessen price risk by not overpaying for earnings of even the best companies. Furthermore, investments tend to focus in areas viewed as temporarily out-of-favor, as evidenced by such factors as low price-to-normalized earnings ratios and price-to-book value ratios. Normalized earnings are used in an attempt to reduce the effect of one-time or extraordinary items that may distort the normal or anticipated recurring earnings from the operations of the company. The Fund may invest in all market capitalizations, however the Fund's investment approach has resulted in an emphasis on medium and smaller-sized companies.

The Adviser believes that the Fund's international exposure can yield valuable benefits to Fund shareholders by providing exposure to global companies that meet the Adviser's investment criteria. Much of this exposure to foreign business activity is expected to come from purchases of U.S.-domiciled companies with strong worldwide franchises, and from similarly strong companies whose principal offices are located in the U.S. but are domiciled in foreign countries. These foreign-domiciled companies will generally be in the developed countries represented by the MSCI World Index. The Fund may purchase shares and/or ADRs of foreign-domiciled companies that meet the Adviser's usual investment criteria and where differences in accounting, disclosure, culture, management accessibility and trading do not put the Fund at a competitive disadvantage. No more than 30% of the Fund's total assets will be invested in the securities of foreign issuers.

The Fund relies on the professional judgment of its Adviser to make decisions about the Fund's portfolio securities. The Adviser's basic investment philosophy is to purchase securities on the basis of fundamental value and earnings expectations, rather than short-term stock market expectations.

The Fund may sell a portfolio holding when the holding's market price appreciates and approaches the Adviser's estimate of intrinsic value; the Adviser finds an opportunity to reallocate the Fund's assets to other investments with greater reward potential; or the original investment thesis no longer holds.

For temporary defensive purposes or in response to adverse market conditions, the Fund may, for varying periods, take larger than usual positions in cash or high-quality short-term debt securities (U.S. Government or government agency securities, obligations of domestic banks, prime commercial paper notes and repurchase agreements). As a result, the Fund may lag other funds during periods of market appreciation and you may not achieve your investment objectives during such periods.

Non-Principal Investment Strategies.  The Fund also invests in debt securities and preferred stocks, but to a lesser extent. Debt securities are selected using an investment approach similar to that of equities and may include United States Government and government agency obligations, corporate debt securities and convertible securities. Lower rated or comparable unrated debt securities may comprise up to 15% of net assets.

Principal Investment Risks.

As with all mutual funds, your investment in the Fund may be worth more or less at any time than the price that you originally paid for it. There is also a possibility that the Fund will not achieve its investment objective or goal. This could happen because its strategy failed to produce the intended results or because

8

the Adviser did not implement its strategy properly. The Fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC.

Risks Associated with Investing in Equities. As with all equity funds, the risks that could affect the value of the Fund's shares and the total return on your investment include the possibility that the equity securities, generally common stocks and/or ADRs of U.S. and foreign domiciled companies held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets and individual securities. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the euro currency or by other policy changes made by governments or quasi-governmental organizations. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

Risks Associated with Small and Medium-Sized Companies. The Fund's investment approach has resulted in an emphasis on medium and smaller-sized companies. Investing in smaller companies generally involves greater risk than investing in larger companies, and securities of smaller companies are often more volatile and less liquid. In addition, these companies often have shorter operating histories and are more reliant on key products or personnel than larger companies.

Risks Associated with Investing in Foreign Securities. Foreign investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, investments in foreign securities or U.S. companies with foreign exposures or operations involve the following risks:

•  The economies of some foreign markets often do not compare favorably with that of the U.S. in areas such as growth of gross domestic product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a country, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

•  Governmental actions—such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes—may adversely affect investments in foreign markets.

•  The governments of certain countries may prohibit or substantially restrict foreign investing in their capital markets or in certain industries. This could severely affect security prices. This could also impair the Fund's ability to purchase or sell foreign securities or transfer its assets or income back to the U.S. or otherwise adversely affect the Fund's operations.

•  Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in

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foreign courts, and political and social instability. Legal remedies available to investors in some foreign countries are less extensive than those available to investors in the U.S. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. government does. Corporate governance may not be as robust as in more developed countries. As a result, protections for minority investors may not be strong, which could affect security prices.

•  Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the portfolio managers to completely and accurately determine a company's financial condition.

•  Because there are usually fewer investors on foreign exchanges and smaller numbers of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S.

•  Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed, and the Fund's assets may be uninvested and may not be earning returns. The Fund also may miss investment opportunities or not be able to sell an investment or reduce its exposure because of these delays.

•  Changes in currency exchange rates will affect the value of the Fund's foreign holdings or exposures.

•  The costs of foreign securities transactions tend to be higher than those of U.S. transactions, increasing the transaction costs paid directly or indirectly by the Fund.

•  International trade barriers or economic sanctions against foreign countries may adversely affect the Fund's foreign holdings or exposures.

Risks Associated with Value Stocks. Value stocks, including those selected by the Adviser for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. In addition, the market may favor certain stocks (value stocks or growth stocks), and the Fund may hold investments that are out of favor. The Fund's value discipline often results in a portfolio of stocks that may differ materially from its benchmark index.

Although the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except the U.S. Government) at the time of purchase, changes in market prices and the assets of the Fund may from time to time cause more than 5% of the Fund's total assets to be invested in the securities of a single company. Such relative concentration is likely to increase the volatility of the Fund's net asset value per share. If an adverse event depresses the value of a particular security, an investment in a security proves in retrospect to be inopportune because of other adverse developments or the vagaries of the markets, or company-specific events reduce the income or return generated from its securities, the Fund may be more susceptible to losses than a fund that invested in more companies.

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Non-Principal Investment Risks.

Risks Associated with Investing in Debt Securities. To the extent the Fund invests in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall. Investments in fixed-income securities with longer maturities generally produce higher yields but are subject to greater market fluctuation.

Debt securities have a stated maturity date when the issuer must repay their principal amount. Some debt securities may repay the principal earlier or after the stated maturity date, known as callable bonds. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate. Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

The credit rating or financial condition of an issuer may also affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is typically valued as more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the issuer's capacity to pay interest and repay principal.

High yield bonds, commonly referred to as "junk" bonds, are highly speculative securities that are usually issued by smaller, less credit-worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the high yield bond market may make it more difficult to dispose of high yield bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value high yield bonds accurately. There is no limit on the ratings of high yield securities that may be purchased or held by the Fund, and the Fund may invest in securities that are in default.

Because of these and other risks, you could lose money by investing in the Fund. For more information about the Fund and its investments, please see the Fund's Statement of Additional Information ("SAI").

Portfolio Holdings. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. For instructions on how to obtain an SAI, please refer to the back cover of this Prospectus.

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MANAGEMENT AND ORGANIZATION

Discontinuance of Sales to New Investors

The Fund has discontinued indefinitely the sale of its shares to new investors, except existing shareholders, directors, officers and employees of the Fund, the Adviser and affiliated companies, and their immediate relatives. Affiliated companies include: current and former directors, officers and employees of the Adviser (and its predecessor, First Pacific Advisors, Inc.) and its affiliates; current and former directors, officers and employees of Old Mutual (US) Holdings Inc. (the parent of the Adviser's predecessor, First Pacific Advisors, Inc.) and its affiliates; current and former directors, officers and employees of Angeles Corporation (the former parent of the Adviser's predecessor, First Pacific Advisors, Inc.) and its affiliates; current and former directors of, and partners and employees of legal counsel to, the investment companies advised by the Adviser; investment advisory clients of the Adviser and consultants to such clients and their directors, officers and employees; employees (including registered representatives) of a dealer that has a selling group agreement with UMB Distribution Services, LLC and consents to the purchases; any employee benefit plan maintained for the benefit of such qualified investors; directors, officers and employees of a company whose employee benefit plan holds shares of one or more of the FPA Funds, and; directors, officers and employees of the Fund's custodian or transfer agent.

In addition, the Fund will allow new investors to purchase shares if they fall into one of the following categories:

1.  Clients of an institutional consultant, a financial advisor, a financial planner, or an affiliate of a financial advisor or financial planner, who has client assets invested with the Fund at the time of your application;

2.  Investors purchasing Fund shares through a sponsored fee-based program and shares of the Fund are made available to that program pursuant to an agreement with FPA Funds or UMB Distribution Services, LLC, and FPA Funds or UMB Distribution Services, LLC has notified the sponsor of that program, in writing, that shares may be offered through such program and has not withdrawn that notification;

3.  Investors transferring or "rolling over" into a Fund IRA account from an employee benefit plan through which you held shares of the Fund (if your plan doesn't qualify for rollovers you may still open a new account with all or part of the proceeds of a distribution from the plan);

4.  You are an employee benefit plan or other type of corporate or charitable account sponsored by or affiliated with an organization that also sponsors or is affiliated with (or is related to an organization that sponsors or is affiliated with) another employee benefit plan or corporate or charitable account that is a shareholder of the Fund, and;

5.  You are a participant of an employee benefit plan that is already a Fund shareholder.

The Fund may ask you to verify that you meet one of the categories above prior to permitting you to open a new account in the Fund. The Fund may permit you to open a new account if the Fund reasonably believes that you are eligible. The Fund also may decline to permit you to open a new account if the Fund believes that doing so would be in the best interests of the Fund and its shareholders, even if you would be eligible to open a new account under these guidelines.

The Fund's ability to impose the guidelines above with respect to accounts held by financial intermediaries may vary depending on the systems capabilities of those intermediaries, applicable contractual and legal restrictions and cooperation of those intermediaries.

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The Fund continues to reinvest dividends and capital gain distributions with respect to the accounts of existing shareholders who elect such options.

The decision to discontinue sales to new investors reflects management's belief that, under current conditions, unrestrained growth in the Fund's net assets might impair investment flexibility. The Fund may recommence at any time the offering of shares to new investors if the Board of Directors believes it would be in the best interests of the Fund and its shareholders.

Investment Adviser

First Pacific Advisors, LLC is the Fund's investment adviser. First Pacific Advisors, LLC was formed in July 2004, by the principals and key investment professionals of the Fund's previous adviser, First Pacific Advisors, Inc. Together with its predecessor organizations, First Pacific Advisors, LLC has been in the investment advisory business since 1954, and has served as the Fund's investment adviser since July 11, 1984. The Adviser manages assets of approximately $30 billion for seven investment companies, including one closed-end investment company, and more than 40 institutional accounts. First Pacific Advisors, LLC is headquartered at 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. The Adviser selects investments for the Fund, provides administrative services and manages the Fund's business. The total management fee paid by the Fund, as a percentage of average net assets, for the previous fiscal year was 0.65%. The Fund also paid the Adviser 0.10% of its average net assets as a reimbursement for financial services provided during the year. A discussion regarding the basis for the Board of Directors' approval of the investment advisory agreement is available in the Fund's semi-annual report for the six months ended September 30, 2013.

Portfolio Managers

Dennis M. Bryan and Arik A. Ahitov are primarily responsible for the day-to-day management of the Fund's portfolio.

Mr. Bryan has been Chief Executive Officer (since January 2010) and Portfolio Manager (since November 2007) of the Fund, and Partner of the Adviser (since October 2006). He was the Fund's Vice President from August 1996 to January 2010.

Arik A. Ahitov has been Portfolio Manager (since February 2014) of the Fund, and a Managing Director of the Adviser (since January 2013). He was the Fund's Associate Portfolio Manager from July 2013 to February 2014, a Vice President of the Adviser from October 2010 to December 2012, and a Vice President of Shamrock Capital Advisors, Inc. from September 2004 to September 2010.

Robert L. Rodriguez has been a Director (since August 2000) and Portfolio Manager (since January 2010), in an advisory capacity, of the Fund, and a Managing Partner of the Adviser (since October 2006). He was the Fund's Chief Investment Officer (from July 1984) and President (from July 1988) until December 2009.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of shares of the Fund.

PURCHASE, PRICING AND SALE OF SHARES

Purchase and Investment Minimums. You can purchase shares by contacting any investment dealer authorized to sell the Fund's shares. You can obtain the Account Application for initial purchases. The minimum initial investment is $1,500, and each subsequent investment, which can be made directly to

13

UMB Fund Services, Inc., must be at least $100. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear.

Share Price. The Fund calculates its share price, also called net asset value, as of the close of trading on the New York Stock Exchange ("NYSE"), every day the NYSE is open, normally 4:00 p.m. New York time. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares. The share price is rounded to the nearest cent per share and equals the market value of all portfolio securities plus other assets, less all liabilities, divided by the number of Fund shares outstanding. Orders received by dealers before the NYSE closes on any business day are priced based on the share price for that day. Orders received by UMB Fund Services, Inc. at the Fund's P.O. Box address are priced based upon the Fund's share price at the close of trading on the day received at the P.O. Box.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are principally traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

Orders received by certain retirement plans and certain other financial intermediaries before the NYSE closes, if communicated to UMB Fund Services, Inc. by later deadlines on the following business day, are priced at the share price for the prior business day. The share price for sales (redemptions) of Fund shares is the first share price determined after UMB Fund Services, Inc. receives a properly completed request, except that sale orders received by an authorized dealer, certain retirement plans and certain other financial intermediaries before the NYSE closes are priced at the closing price for that day if communicated to UMB Fund Services, Inc. within the times specified by the Fund. No other action is required by the shareholder who places an order with a financial intermediary.

Redeeming (Selling) Your Shares—Redemption Payments May Be Made By Check, Wire or ACH

You can redeem (sell) for cash without charge (except a 2% redemption fee, if applicable, as described below) any or all of your Fund shares at any time by sending a written request to UMB Fund Services, Inc. Faxes are not acceptable. You can also place redemption requests through dealers, but they may

14

charge a fee. If you are selling Fund shares from a retirement plan, you should consult the plan documentation concerning federal tax consequences and consult your plan custodian about procedures.

In the case of an exchange of shares subject to a 2% redemption fee within 90 days of purchase, the shares acquired by exchange also are subject to a 2% redemption fee if redeemed (except by exchange) within 90 days of the exchange (not the initial purchase).

A check will be mailed to you within seven days after UMB Fund Services, Inc. receives a properly completed request (as described below under "Written Requests"). If you purchase shares by check and request a redemption before the check has cleared, the Fund may postpone payment of your redemption proceeds up to 15 days while the Fund waits for the check to clear.

2% Redemption Fee. The Fund will deduct a 2% redemption fee from the redemption proceeds of any shareholder redeeming shares of the Fund held for less than 90 days. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The ability of the Fund to assess the redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by their systems limitations. Further, the Fund may not apply the redemption fee to certain types of redemptions that officers of the Fund believe are not part of a pattern of frequent trading to profit from short-term securities market fluctuations, such as: redemptions of shares through automatic rebalancing programs or systematic withdrawal plans; redemptions requested for hardships such as the death or disability of the shareholder (or, if a trust, its beneficiary); redemptions for certain retirement plan transactions such as closing de minimis accounts, loans, plan fees, required minimum distributions, return of excess contributions, QDRO (qualified domestic relations order), automatic payroll contributions, and withdrawals at termination; redemptions requested for a QDIA (qualified default investment alternative) or redemptions initiated by the Fund. The 2% redemption fee does not apply to shares acquired through reinvested dividends or capital gain distributions. The 2% redemption fee is applied to the lesser of the purchase or redemption price if the redemption reduces the account to less than the original investment. The redemption fee is withheld from the redemption proceeds and paid to the Fund in order to defray the costs associated with such redemption.

Written Requests. Requests must be signed by the registered shareholder(s). If you hold a stock certificate, it must be included with your written request. A signature guarantee is required if the redemption is:

•  Made payable to someone other than the registered shareholder or to somewhere other than the registered address; or

•  By a shareholder that is a corporation, partnership, trust or fiduciary.

A signature guarantee must be a Stamp 2000 Medallion Signature Guarantee and can be obtained from a bank or trust company; a broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings and loan association. Additional documents are required for sales by corporations, partnerships, trusts, fiduciaries, executors or administrators.

Telephone Transactions. You must elect the option on the Account Application to have the right to sell your shares by telephone. If you wish to make an election to have the right to sell your shares via telephone

15

or to change such an election after opening an account, you will need to complete an Account Privileges Change Form with a signature guarantee. Sales via telephone are not available for shares in certificate form.

If you have elected the option to sell your Fund shares by telephone, you may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or you may designate a bank account to receive the proceeds of such redemptions. There is a $3.50 charge per wire. No telephone redemptions to the address of record will be processed within 30 days of a change in the address of record.

UMB Fund Services, Inc. uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither UMB Fund Services, Inc. nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed. During periods of significant economic or market changes, it may be difficult to sell your shares by telephone.

The Fund can change or discontinue telephone redemption privileges without notice.

Automatic Redemption (Sale) of Your Shares. If as a result of a redemption, your account value falls below $500, the Fund can direct UMB Fund Services, Inc. to redeem your remaining Fund shares. In such case, you will be notified in writing that your account value is insufficient and be given up to 60 days to increase it to $500.

EXCHANGE OF SHARES AND SHAREHOLDER SERVICES

Exchanging Your Fund Shares

Exchanging Your Shares for Shares of Other FPA Funds. You can increase an existing FPA Fund account or start a new FPA Fund account by exchanging your shares of the Fund for shares of other FPA Funds, namely FPA Crescent Fund, FPA International Value Fund, FPA New Income, Inc., FPA Paramount Fund, Inc. and FPA Perennial Fund, Inc. Shares of the Fund acquired must be registered for sale in your state.

How to Exchange Your Shares. You can exercise your exchange privileges either by written instructions or telephone (telephone exchange privileges are available unless you specifically decline them on the Account Application). Exchanges are subject to the following restrictions:

•  You are limited to four exchanges in one account during any calendar year; if we give you notice you have exceeded this limit, any further exchanges will not be honored;

•  Shares must be owned 15 days before exchanging, and cannot be in certificate form unless you deliver the certificate when you request the exchange;

•  An exchange requires the purchase of shares with a value of at least $1,000; and

•  Exchanges are subject to the same signature and signature guarantee requirements applicable to the redemption of shares.

Exchanges and purchases are at the share price next determined after receipt of a proper request (as described above under "Written Requests") by UMB Fund Services, Inc.

For federal and state income tax purposes, an exchange is treated as including a sale of Fund shares and could result in a capital gain or loss.

16

Discontinuation of the Exchange Programs. The Fund can change or discontinue the rights to exchange Fund shares into other FPA Funds upon 60 days' notice.

For more information or for prospectuses for other FPA Funds, please contact a dealer or UMB Distribution Services, LLC. You should read the prospectuses of these other Funds and consider differences in objectives and policies before making any exchange.

Other Shareholder Services

Investment Account. Each shareholder has an investment account in which UMB Fund Services, Inc. holds Fund shares. You will receive a statement showing account activity after each transaction. Unless you make a written request, stock certificates will not be issued. Stock certificates are only issued for full shares.

Pre-authorized Investment Plan. You may establish an account with a $100 minimum initial investment and automatic monthly investments of at least $100. To make automatic monthly investments, you must complete the Account Application available from dealers or UMB Distribution Services, LLC. UMB Fund Services, Inc. will withdraw funds from your bank account monthly for $100 or more as specified through the Automated Clearing House.

Retirement Plans. A retirement plan and/or an individual retirement account ("IRA") can be established with a $100 minimum initial investment and an expressed intention to increase the investment to $1,500 within 12 months. No minimum is imposed for subsequent investments in these accounts. UMB Fund Services, Inc. currently charges a $15 distribution fee for each redemption or recharacterization from a retirement account. UMB Fund Services, Inc. also charges an annual account maintenance fee of $15 on retirement accounts.

You should consult your tax adviser about the implications of establishing a retirement plan with Fund shares. Persons with earned income ineligible for deductible contributions generally may make non-deductible contributions to an IRA. The earnings on shares held in an IRA are generally tax-deferred. In addition, although contributions to a Roth IRA are not deductible, earnings in the account generally are not taxed even on withdrawal. Retirement-related tax matters are complicated and you should consult your tax adviser about them. UMB Distribution Services, LLC and dealers have applicable forms and information regarding plan administration, custodial fees and other plan documents.

Systematic Withdrawal Plan.  If you have an account with a value of $10,000 or more, you can make monthly, quarterly, semi-annual or annual withdrawals of $50 or more by electing this option on the Account Privileges Change Form. Under this arrangement, sufficient Fund shares will be sold to cover the withdrawals and the proceeds will be forwarded to you as directed on the Account Privileges Change Form. If withdrawals continually exceed reinvestments, your account will be reduced and ultimately exhausted. Please note that concurrent withdrawals and purchases are ordinarily not in your best interest and you will recognize any taxable gains or losses on the withdrawals.

Shareholder Servicing Arrangements. Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

For providing certain services to their clients, financial representatives may be paid a fee based on the assets or number of accounts of the Fund that are attributable to the financial representative. These services may include recordkeeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. In addition, your financial representatives

17

may charge you other account fees for buying or redeeming shares of the Fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

The Fund may pay all or part of the fees paid to financial representatives. Periodically, the Fund's Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The Fund does not pay these service fees on shares purchased directly. In addition, the Adviser may, at its own expense, pay financial representatives for these services.

UMB Distribution Services, LLC, the Fund's principal underwriter, may enter into agreements with selling dealers where the selling dealer waives its right to shareholder servicing fees for selling Fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing broker and that broker is entitled to receive shareholder servicing fees from the Fund.

The Adviser may, at its own expense and out of its own resources, pay financial representatives for distribution and marketing services performed with respect to the Fund. These payments by the Adviser may include one or more of the following types of payments: one-time account establishment fees, annual per-account fees and/or annual asset-based charges. These payments may create a conflict of interest by influencing the broker or financial intermediary and your salesperson to recommend the Fund over another investment. For more information, ask your salesperson or visit your financial intermediary's website.

Excessive Trading

The Fund is not intended as a vehicle for frequent trading in an attempt to profit from short-term fluctuations in the securities markets and does not accommodate frequent trading. The Board of Directors has adopted policies and procedures designed to deter or prevent frequent purchases and redemptions. Such trading could interfere with the efficient management of the Fund's portfolio, increase brokerage and administrative costs and dilute the value of Fund shares held by long-term investors. The 2% redemption fee is intended to serve as a deterrent to frequent trading on shares held less than 90 days. The preceding section titled "2% Redemption Fee" provides a description of how this redemption fee is applied. In addition, exchanges between this Fund and the other FPA Funds are limited to no more than four exchanges during any calendar year (see the section titled "How to Exchange Your Shares"). Irrespective of these redemption fee charges and exchange limits, the Fund reserves the right to reject any purchase request (including in connection with an exchange) if management determines in its discretion that the request may be part of a pattern of excessive trading that could adversely affect the Fund. Notifications will be made in writing by the Fund within five days. There can be no assurance that the Fund will successfully detect or prevent market timing.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Dividends and Other Distributions

The Fund earns income from its investments and distributes that income, if and to the extent it exceeds expenses, to its shareholders as dividends. The Fund also realizes capital gains and losses from the sale or exchange of its investments and distributes any net capital gains to its shareholders as capital gain distributions (as used in this section, together with income dividends, "distributions"). The Fund distributes any distributions at least annually.

18

Distributions the Fund pays may be reinvested automatically in Fund shares at net asset value or taken in cash. If your account is held directly with the Fund and you would like to receive distributions in cash, contact UMB Fund Services, Inc. at 800-638-3060. If your account is with a securities dealer or other financial intermediary that has an agreement with the Fund, contact your dealer or intermediary about which option you prefer.

Taxes

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all Fund distributions you receive generally are subject to federal income tax, whether you receive them in cash or reinvest them in additional shares. Fund distributions to IRAs (including Roth IRAs) and qualified retirement plans generally are tax-free.

Distributions of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains (if any) from certain foreign currency transactions (i.e., "dividends") are generally taxed as ordinary income. The Fund's dividends attributable to "qualified dividend income" (generally, dividends it receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) are subject to federal income tax for individual and certain other non-corporate shareholders (each, an "individual shareholder") who satisfy those restrictions with respect to their Fund shares at the rates for long-term capital gains—a maximum of 15% for a single shareholder with taxable income not exceeding $406,750 ($457,600 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts, which will be adjusted for inflation annually.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and, for individual shareholders, are subject to the 15% or 20% maximum federal income tax rates mentioned above. The tax treatment of capital gain distributions from the Fund depends on how long the Fund held the securities it sold that generated the gain, not when you bought your Fund shares or whether you reinvested your distributions.

Fund distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31.

When you sell (redeem) Fund shares, including pursuant to an exchange, you generally will realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement plans and accounts and other tax-exempt investors. Any capital gain that an individual shareholder recognizes on a redemption of his or her Fund shares that have been held for more than one year will qualify for the 15% or 20% maximum federal income tax rates mentioned above.

The federal income tax you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares and whether you owe federal alternative minimum tax. Shortly after the end of each calendar year, the Fund will send you a tax statement that will detail the distributions you received during that year and will show their tax status. This may be separate from the statement that covers your share transactions. Most importantly, consult your tax professional. Everyone's tax situation is different, and your tax professional should be able to help you answer any questions you may have.

The Fund is required to withhold 28% of the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realize a gain or loss) if you are an

19

individual shareholder who fails to provide a correct taxpayer identification number to the Fund (together with the withholding described in the next sentence, "backup withholding"). Withholding at that rate also is required from the Fund's distributions to which you are otherwise entitled if you are such a shareholder and the Internal Revenue Service ("Service") tells the Fund that you are subject to backup withholding or you are subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

If you buy shares when the Fund has earned or realized, but not yet distributed, ordinary income or net capital gains, you will be "buying a dividend" by paying the full price of the shares and then receiving a portion of the price back in the form of a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution. Generally, if you are investing in the Fund through a tax-advantaged retirement plan or account, there are no tax consequences to you from distributions.

An individual is required to pay a 3.8% tax on the lesser of (1) the individual's "net investment income," which generally includes dividends, interest, and net gains from the disposition of investment property (including distributions the Fund pays and net gains realized on the redemption or exchange of Fund shares), or (2) the excess of the individual's "modified adjusted gross income" over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

A Fund shareholder's basis in Fund shares he or she acquires after December 31, 2011 ("Covered Shares"), will be determined in accordance with the Fund's default method, which is HIFL (highest in, first long-term) basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use the average basis method or a different acceptable basis determination method (e.g., a specific identification method). The method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from the redemption of shares, the Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best Service-accepted basis method for their tax situation and to obtain more information about how the basis reporting law applies to them.

This section summarizes some of the consequences under current federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

20

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund purchased at net asset value and assuming reinvestment of all dividends and other distributions. The information for each of the five years ended March 31, 2014, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report dated May 14, 2014, along with the Fund's financial statements and related notes, is included in the Fund's annual report, which is available upon request.

	For the years ended March 31,
	2014	2013	2012	2011	2010
Per share operating performance:
Net asset value at beginning of year	$45.60	$45.11	$46.64	$35.16	$20.25
Income from investment operations:
Net investment income (loss)	$(0.03)	$0.05	$(0.11)	$(0.06)	$(0.07)
Net realized and unrealized gain (loss) on investment securities	7.90	4.37	(1.42)	11.54	15.01
Total from investment operations	$7.87	$4.42	$(1.53)	$11.48	$14.94
Less distributions:
Dividends from net investment income	—	$(0.07)	—	—	$(0.03)
Distributions from net realized capital gains	$(6.01)	(3.86)	—	—	—
Total distributions	$(6.01)	$(3.93)	—	—	$(0.03)
Redemption fees	— *	— *	— *	— *	— *
Net asset value at end of year	$47.46	$45.60	$45.11	$46.64	$35.16
Total investment return**	18.99%	10.64%	(3.28)%	32.65%	73.84%
Ratios/supplemental data:
Net assets at end of period (in $000's)	1,372,336	1,273,822	1,309,145	1,403,033	1,148,714
Ratio of expenses to average net assets	0.83%	0.83%	0.84%	0.87%	0.86%
Ratio of net investment income (loss) to average net assets	(0.07)%	0.12%	(0.25)%	(0.16)%	(0.20)%
Portfolio turnover rate	17%	10%	15%	8%	19%

*  Rounds to less than $0.01 per share

**   Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge that was applicable until April 1, 2013.

21

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For Shareholder Services contact
UMB Fund
Services, Inc.

P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 W. Galena St.
Milwaukee, WI 53212
(800) 638-3060

For Retirement Plan Services
call your employer or plan
administrator

For 24-hour Information go to
UMB Distribution Services, LLC
Internet Web Site
http://www.fpafunds.com

For Dealer Services call
UMB Distribution Services, LLC

235 W. Galena St.
Milwaukee, WI 53212
(310) 473-0225 or
(800) 982-4372 except
Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands

Inquiries concerning transfer of registration, distributions, redemptions and shareholder service should be directed to UMB Fund Services, Inc. Inquiries concerning sales should be directed to UMB Distribution Services, LLC.

Investment Adviser
First Pacific Advisors, LLC

11601 Wilshire Boulevard
Suite 1200
Los Angeles, CA 90025

Custodian
State Street Bank and
Trust Company

225 Franklin Street
Boston, MA 02110

Telephone conversations may be recorded or monitored for verification, record keeping and quality assurance purposes.

Multiple Translations

This Prospectus may be translated into other languages. If there are any inconsistencies or ambiguities, the English text will prevail.

OTHER FUND INFORMATION

Annual/Semi-Annual Report to Shareholders

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's SAI, annual and semi-annual report, quarterly schedules of portfolio holdings on Form N-Q and the annual report of proxy voting record on Form N-PX are available without charge, upon request, by calling UMB Distribution Services, LLC and on the Securities and Exchange Commission's ("SEC") Internet Web Site at http://www.sec.gov.

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the Fund. A current SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SAI and other related materials about the Fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (1-202-551-8090) or from the EDGAR database on the SEC's Internet Web Site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

For more information or to request a free copy of any of the documents above contact UMB Distribution Services, LLC at 235 West Galena Street, Milwaukee, Wisconsin 53212, or (800) 982-4372, except from Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands (where you may call collect (310) 473-0225), or go to http://fpafunds.com.

Investment Company Act No. 811-1596

STATEMENT OF ADDITIONAL INFORMATION

FPA CAPITAL FUND, INC.

July 29, 2014

This Statement of Additional Information supplements the current Prospectus of FPA Capital Fund, Inc. (“Fund”) (FPPTX) dated July 29, 2014. This Statement of Additional Information does not present a complete picture of the various topics discussed and should be read in conjunction with the Fund’s Prospectus. Although this Statement of Additional Information is not itself a Prospectus, it is, in its entirety, incorporated by reference into the Prospectus. The Fund’s Prospectus can be obtained by contacting your securities dealer or the Fund’s principal underwriter, UMB Distribution Services, LLC (“Distributor”), at 235 West Galena Street, Milwaukee, Wisconsin 53212; telephone (310) 473-0225 or (800) 982-4372, except Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands; web site www.fpafunds.com.

TABLE OF CONTENTS

PAGE
Investment Objective, Strategies and Policies	1
Description of Certain Securities and Investment Techniques	1
Equity Securities	1
Risks of Investing in Equity Securities	3
Securities of Foreign Issuers	3
Foreign Currency Transactions	6
Preferred Stock	2
Convertible Securities	2
Fixed-Income Securities	7
Senior Loans	7
Inflation-Indexed Bonds	7
Mortgage-Backed Securities	8
Risks of Mortgage-Backed Securities	11
Guaranteed Mortgage Pass-Through Securities	8
Collateralized Mortgage Obligations, Multiclass Pass-Through Securities and Accrual Certificates (Z-Bonds)	9
Stripped Mortgage-Backed Securities	10
Lower Rated Debt Securities	12
Risk Factors Relating to Lower Rated Securities	13
Covered Call Options	15
Short Sales Against the Box	15
Repurchase Agreements	16
Rule 144A and Other Restricted Securities	16
Securities Lending	16
Investment Restrictions	16
Additional Restrictions	18
Fund Organization and the Board of Directors	18
Directors and Officers of the Fund	19
Fund Shares Owned by Directors as of December 31, 2013	22
Director Compensation Paid During the Fiscal Year Ended March 31, 2014	22
Leadership Structure and Responsibilities of the Board and Its Committees	24
Committees of the Board of Directors	24
Five Percent Shareholders	24
Management	24
Investment Adviser	24
Investment Advisory Agreement	25
Other Accounts Managed by Portfolio Managers	27
Compensation	27
Ownership of Securities	27
Principal Underwriter	27
Administrator	27
Transfer Agent	27
Custodian	27
Independent Registered Public Accounting Firm	27
Legal Counsel	27
Portfolio Transactions and Brokerage	27
Portfolio Holdings Disclosure	29
Portfolio Turnover	29
Capital Stock	29
Common Stock	29
Voting Rights	29

i

Purchase and Redemption of Shares	29
Discontinuance of Sales to New Investors	29
Net Asset Value	29
Authorized Financial Intermediaries	30
FPA Exchange Privilege	30
Redemption of Shares	31
Telephone Redemption	31
2% Redemption Fee	32
Excessive Trading	32
Tax Sheltered Retirement Plans	32
Federal Tax Aspects	33
Distributor	38
Financial Statements	38

ii

INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of FPA Capital Fund, Inc.’s (the “Fund”) net assets unless otherwise noted. This summary is not intended to reflect all of the Fund’s investment limitations.

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective. The Fund’s primary objective is long-term growth of capital. Current income is a secondary consideration.

Principal Investment Strategies.  First Pacific Advisors, LLC (the “Adviser”) serves as the Fund’s investment adviser. The Adviser favors investments in common stocks that it believes are undervalued based on valuation criteria. The Adviser deems the following important in its stock selection process: current as well as future levels of profitability, book value, replacement cost of assets and free cash flow. The Adviser attempts to lessen price risk by not overpaying for earnings of even the best companies. Furthermore, investments tend to focus in areas viewed as temporarily out-of-favor, as evidenced by such factors as low price-to-normalized earnings ratios and price-to-book value ratios. Normalized earnings are used in an attempt to reduce the effect of one-time or extraordinary items that may distort the normal or anticipated recurring earnings from the operations of the company. The Fund may invest in all market capitalizations, however the Fund’s investment approach has resulted in an emphasis on medium and smaller-sized companies.

The Adviser believes that the Fund’s international exposure can yield valuable benefits to Fund shareholders by providing exposure to global companies that meet the Adviser’s investment criteria. Much of this exposure to foreign business activity is expected to come from purchases of U.S.-domiciled companies with strong worldwide franchises, and from similarly strong companies whose principal offices are located in the U.S. but are domiciled in foreign countries. These foreign-domiciled companies will generally be in the developed countries represented by the MSCI World Index. The Fund may purchase shares and/or ADRs of foreign-domiciled companies that meet the Adviser’s usual investment criteria and where differences in accounting, disclosure, culture, management accessibility and trading do not put the Fund at a competitive disadvantage. No more than 30% of the Fund’s total assets will be invested in the securities of foreign issuers.

The Fund relies on the professional judgment of its Adviser to make decisions about the Fund’s portfolio securities. The Adviser’s basic investment philosophy is to purchase securities on the basis of fundamental value and earnings expectations, rather than short-term stock market expectations.

The Fund may sell a portfolio holding when the holding’s market price appreciates and approaches the Adviser’s estimate of intrinsic value; the Adviser finds an opportunity to reallocate the Fund’s assets to other investments with greater reward potential; or the original investment thesis no longer holds.

For temporary defensive purposes or in response to adverse market conditions, the Fund may, for varying periods, take larger than usual positions in cash or high-quality short-term debt securities (U.S. Government or government agency securities, obligations of domestic banks, prime commercial paper notes and repurchase agreements). As a result, the Fund may lag other funds during periods of market appreciation and you may not achieve your investment objectives during such periods.

Non-Principal Investment Strategies.  The Fund also invests in debt securities and preferred stocks, but to a lesser extent. Debt securities are selected using an investment approach similar to that of equities and may include United States Government and government agency obligations, corporate debt securities and convertible securities. Lower rated or comparable unrated debt securities may comprise up to 15% of net assets.

DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

In recent years, the equity and debt capital markets in the United States and internationally have experienced unprecedented volatility.  This has caused a significant decline in the value and liquidity of many securities.  These market conditions may continue or get worse.  Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these events.

EQUITY SECURITIES — The Fund will invest primarily in equity securities, generally common stocks of U.S. domestic companies and/or ADRs. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial conditions of their issuers and on market and economic conditions. These fluctuations can be severe and can generate large losses.

Preferred Stocks

The Fund may invest in preferred stocks.  Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock.  Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation.  Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

Convertible Securities

Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer’s common stock at a Fund’s option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer’s capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund’s synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing “time value” as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser takes such differences into account when evaluating such positions. When a synthetic convertible position “matures” because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

RISKS OF INVESTING IN EQUITY SECURITIES

While investing in stocks allows investors to participate in the benefits of owning a company, investors must accept the risks of ownership. Unlike bondholders, who have preferential rights to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

•                                          Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

•                                          Factors affecting an entire industry, such as increases in production costs; and

•                                          Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Small and Medium-Sized Companies Risks

Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium-sized limited markets and financial resources, narrow product lines, shorter operating histories, and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

SECURITIES OF FOREIGN ISSUERS —The Fund can invest up to 30% of its total assets in securities of foreign issuers.  Foreign securities are debt and equity securities that are traded in markets outside of the United States. The countries in which these markets are located can be developed or emerging. The Fund can obtain exposure to foreign securities by investing directly in foreign securities denominated in a foreign currency or investing in ADRs, European Depositary Receipts (“EDRs”) and other similar global instruments. ADRs are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer’s home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. ADRs are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR. The Fund can invest in ADRs through both sponsored and unsponsored arrangements. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

Foreign Market Risks.  Foreign security investment involves special risks not present in U.S. investments that can increase the chances that the Fund will lose money.  These risks are higher for emerging markets investments, which can be subject to greater social, economic, regulatory and political uncertainties, and may have significantly less liquidity, than developed markets.

Stock Exchange and Market Risk.  The Adviser anticipates that in most cases an exchange or over-the-counter (“OTC”) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways. Foreign stock markets: are generally more volatile than, and not as developed or efficient as, those in the United States; have substantially less volume; trade securities that tend to be less liquid and experience rapid and erratic price movements; have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates; employ trading, settlement and custodial practices less developed than those in U.S. markets; and may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because: foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards; adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis; in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States; OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated; economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.  Some of these risks are explained further below.

Foreign Economy Risk.  The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross domestic product, reinvestment of capital, resources, and balance of payments positions.  Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.  Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes.  In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries.  Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations.  Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability.  Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the U.S. or other foreign countries.  Foreign corporate governance may not be as robust as in the U.S.  As a result, protections for minority investors may not be strong, which could affect security prices.

Currency Risk and Exchange Risk.  While the Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are: it may be expensive to convert foreign currencies into U.S. dollars and vice versa; complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; there may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis; available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and the inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Governmental Supervision and Regulation/Accounting Standards.  Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities to a lesser extent than the U.S. government.  Some countries may not have laws to protect investors the way that the U.S. securities laws do.  Accounting standards in other countries are not necessarily the same as in the U.S.  If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the Fund’s portfolio managers to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the U. S.  Foreign securities in which the Fund invests are generally held outside the U.S. in foreign banks and securities depositories.  The Fund’s custodian is its “foreign custody manager.”  The “foreign custody manager” is responsible for determining that the Fund’s directly-held foreign assets will be subject to reasonable care, based on standards applicable to custodians in relevant foreign markets.  However, certain foreign banks and securities depositories may be recently organized or new to the foreign custody business.  They may also have operations subject to limited or no regulatory oversight.  Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt.  In addition, it likely will be more expensive for the Fund to buy, sell and hold securities, or increase or decrease exposures thereto, in certain foreign markets than it is in the U.S. market due to higher brokerage, transaction, custody and/or other costs.  The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the U.S.  Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments.  Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.  Settlements in certain foreign countries at times have not kept pace with the number of securities transactions.  The problems may make it difficult for the Fund to carry out transactions.  If the Fund cannot settle or is delayed in settling a purchase of securities, the Fund may miss attractive investment opportunities, and certain of its assets may be uninvested with no return earned thereon for some period.  If the Fund cannot settle or is delayed in settling a sale of securities, directly or indirectly, it may lose money if the value of the security then declines, or if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Euro Risk. Many European countries have adopted a single European currency, the euro. Upon the adoption of the euro, the exchange rates of participating European countries were irrevocably fixed between the member countries. The euro has presented unique uncertainties for participating nations, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union, may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by some or all the countries that have already adopted its use. Recent political and economic issues have created uncertainty concerning the future of the euro and the impact if one or more countries leave the eurozone. These or other events, including political and economic developments, could cause market disruptions and could adversely affect the value of securities held by the Fund. Because of the number of countries using this single currency, a significant portion of the foreign assets held by the Fund may be denominated in euros.

FOREIGN CURRENCY TRANSACTIONS — The Fund, in purchasing or selling securities in foreign markets, will incur costs in connection with conversions between various currencies. The Fund’s foreign currency exchange transactions generally are conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The Fund purchases and sells foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency. The cost of currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold. The Fund does not purchase and sell foreign currencies as an investment.

FIXED-INCOME SECURITIES — The Fund can invest in fixed-income securities. Bonds and other fixed-income securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some fixed-income securities, such as zero coupon bonds, do not pay current interest but are purchased at a discount from their face value. The market price of fixed-income securities held by the Fund can be expected to vary inversely to changes in prevailing interest rates and can also be affected by the financial conditions of the issuers. Investments in fixed-income securities with longer maturities generally produce higher yields but are subject to greater market fluctuation.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES

The total return of a debt instrument is composed of two elements: the percentage change in the security’s price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

Interest Rates

The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

Prepayment Risk

This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

Extension Risk

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Credit Rating

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered “risk free.” Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher “risk premium” in the form of higher interest rates above comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this “risk premium.” If an issuer’s outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the securities. If an issuer defaults or becomes unable to honor its financial obligations, the securities may lose some or all of their value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated security. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency’s assessment of the issuer’s financial strength. The Fund primarily uses ratings compiled by Moody’s, S&P and Fitch, but may also use ratings compiled by DBRS, Kroll and Morningstar. Credit ratings are only an agency’s opinion, not an absolute standard of quality, and they do not reflect evaluation of market risk.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security’s rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Fund may invest in securities of any rating.

SENIOR LOANS — The Fund may invest in participations in senior loans made by banks and other financial institutions to corporate and other borrowers. Such loans are generally arranged through private negotiations between a borrower and one or more financial institutions and may be secured by collateral. Participations in senior loans generally are not listed on any securities exchange or automated quotation system, and no active trading market generally exists for these participations. Such senior loan participations are thus relatively illiquid, which may impair the ability of the Fund to sell them in a timely manner.

INFLATION-INDEXED BONDS — The Fund can invest in inflation-indexed bonds which are fixed-income securities whose principal value is periodically adjusted to reflect the rate of inflation. Such bonds generally are issued at an interest rate lower than  comparable non-indexed bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation. Inflation-indexed bonds issued by the U.S. Treasury have maturities of five, ten, and thirty years, although it is anticipated that securities with other maturities will be issued in the future. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Any increase in the principal amount of an inflation-indexed bond is considered taxable ordinary income, even though investors do not receive their principal until maturity. See also “Dividends, Other Distributions and Taxes” in the Prospectus.

Inflation-indexed bonds issued by the U.S. Treasury pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation continued during the second half of the year and reached 3% by year end, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities, which include (a) obligations issued or guaranteed by Federal Agencies, such as GNMA, FNMA and FHLMC; (b) collateralized mortgage obligations (“CMOs”), including real estate mortgage investment conduits, issued by domestic or foreign private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by Federal Agencies; and (c) obligations issued by domestic or foreign private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

The Fund may invest in both fixed rate and adjustable rate mortgage securities (“ARMS”), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve or thirteen, twenty-four, thirty-six or longer scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark. ARMS will reset off of a variety of short-term indices including, but not limited to, LIBOR (London Interbank Offered Rate), 90-day United States Treasury Bills and the 11th District Cost of Funds Index (“COFI”). Fixed rate investments may be of varying maturities.

The mortgage-backed securities in which the Fund may invest may include those backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of such securities, is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. The Fund may also invest in government-related mortgage-backed securities that are not backed by the full faith and credit of the United States, such as those issued by FNMA and FHLMC. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC. The Fund may also invest in mortgage-backed securities issued by private non-governmental corporations, such as fmancial institutions.

On September 7, 2008, FNMA and FHLMC were placed into conservatorship by their regulator, the Federal Housing Finance Agency (“FHFA”). Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of FNMA’s or FHLMC’s affairs. While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities. For example, if a contract were repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets. As a result, if interest payments on FNMA or FHLMC mortgage-backed securities held by the Fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the Fund’s only recourse might be against the conservatorship estate, which might not have sufficient assets to offset any shortfalls.

The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of FNMA or FHLMC. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a FNMA or FHLMC mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.

Certain rights provided to holders of mortgage-backed securities issued by FNMA or FHLMC under their operative documents may not be enforceable against FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. For example, the operative documents may provide that upon the occurrence of an event of default by FNMA or FHLMC, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.

The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common industry practice, for example, is to assume that prepayments will result in a 7- to 9-year average life for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities of different characteristics will have varying average life assumptions.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at maturity or on specified dates. Mortgage pass-through securities provide for monthly payments (not necessarily in fixed amounts) that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, “modified pass-through” instruments, under which the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

COLLATERALIZED MORTGAGE OBLIGATIONS, MULTICLASS PASS-THROUGH SECURITIES AND ACCRUAL CERTIFICATES (Z-BONDS). The Fund may invest in CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by whole loans or private mortgage pass-through securities (collectively, “Mortgage Assets”). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. However, the Fund’s investment in a CMO is not effected by the issuer’s election to be treated as a REMIC, and all future references to CMOs shall also be deemed to include REMICs.

In CMOs, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of the CMOs on a monthly, quarterly or semiannual basis. The market prices of CMOs structured as accrual certificates (also known as “Z-Bonds”) are affected to a greater extent by interest rate changes and therefore tend to be more volatile than securities which pay current interest in cash. See also “Federal Tax Aspects.” Accrual bonds have characteristics similar in some respects to those of zero coupon U.S. Government securities and can be subject to greater volatility. Certain CMOs may have variable or floating interest rates and others may be Stripped Mortgage Securities.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile. The Fund will not invest in such CMO residual tranches.

The Fund may invest in multiple class securities issued by U.S. Government agencies and instrumentalities such as FNMA or FHLMC, or by private issuers, including collateralized mortgage obligations (“CMOs”) and REMIC pass-through or participation certificates. As noted above, a REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (“Code”), and invests in certain mortgages principally secured by interests in real property and other permitted investments.

CMOs and REMIC pass-through certificates (“REMIC Certificates”) are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests. The Fund does not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of Mortgage Assets.

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrued on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs and REMIC Certificates are those that are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include (i) accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and (ii) planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more (“companion”) tranches generally must be created that absorb most of the prepayment risk or volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes that provide fixed principal payments within a specified range (or “collar”) of prepayment speeds on the underlying mortgages.

Targeted amortization class (“TAC”) certificates are structured to provide a targeted amount of principal prepayments on the underlying mortgages, with any excess being paid to the TAC support class certificates. TAC certificates thus have “call protection” but are not protected against slower than expected prepayments, which extend the expected duration of the certificates.

Other CMO tranches that may be acquired include “sticky” and “non-sticky” jump bonds. These are securities whose principal payment priorities change, depending upon one or more trigger events. A sticky bond’s principal priority would change once, while a non-sticky bond’s principal priority could change several times. These descriptions can also be applied to some forms of accrual and companion tranches.

The highest risk tranches in which the Fund may invest are expected to be inverse floaters and non-sticky accrual bonds. These securities have structures whose average lives may change significantly or the coupon interest rate paid may be highly variable. Such investments may be utilized as an alternative to purchasing longer-term bonds.

STRIPPED MORTGAGE SECURITIES. The Fund may invest up to 5% of the Fund’s net assets in Stripped Mortgage Securities, which may be issued by Federal Agencies, or by private originators of, or investors in, Mortgage Assets. Stripped Mortgage Securities usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of Mortgage Assets. A common type of Stripped Mortgage Security will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the Mortgage Assets underlying the PO class. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities.

The Fund may purchase Stripped Mortgage Securities for income, or for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. Yields on IO classes are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. There can be no assurance that the Fund will be able to effect a trade of a Stripped Mortgage Security at a time when it wishes to do so. Stripped Mortgage Securities will be considered illiquid securities unless (i) issued by the United States Government or an agency or instrumentality thereof, (ii) backed by fixed-rate mortgages, and (iii) there appears to be a liquid secondary market for the security.

INVERSE FLOATERS. Inverse floaters constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR or COFI. Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater, while any drop in the index rate causes an increase in the coupon rate of an inverse floater. In some circumstances, the coupon on an inverse floater could decrease to zero. In addition, like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities. In addition, some inverse floaters display extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying Mortgage Assets. Inverse floaters may be used alone or in tandem with interest-only Stripped Mortgage Securities.  See “Risks of Stripped Mortgage Securities and Inverse Floaters” below.

RISKS OF MORTGAGE-BACKED SECURITIES

CREDIT AND MARKET RISKS. Investments in fixed rate and floating rate mortgage-backed securities entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors will cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities will generally tend to have minimal changes in price when interest rates rise or fall. The value of all mortgage- backed securities may also change because of changes in the market’s perception of the creditworthiness of the organization that issued or guarantees them. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Fluctuations in the market value of mortgage-backed securities after their acquisition usually do not affect cash income from such securities but are reflected in the Fund’s net asset value. The liquidity of mortgage-backed securities varies by type of security; at certain times the Fund may encounter difficulty in disposing of investments. Other factors that could affect the value of a mortgage-backed security include, among other factors, the types and amounts of insurance which a mortgagor carries, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool.

If the Fund purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have similar effects on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

In general, mortgage loan repayments may be adversely affected by matters such as a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in high mortgage payments by holders of adjustable rate mortgages.  For example, the value of mortgage-related securities has been adversely affected by the recent disruptions in the credit markets, the increase in the default rate on prime and subprime residential mortgages, and the overall decrease in residential home prices from the price levels reached during the 2003-2007 time period.  It is possible that, as a result of these and other circumstances, the value of mortgage-related securities will continue to be adversely affected for some time.

PREPAYMENT AND REDEMPTION RISK. Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. In such an event, the mortgage-backed security which represents an interest in such underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates some higher yielding securities held by the Fund might be converted to cash, and the Fund would be forced to accept lower interest rates when that cash is used to purchase additional securities. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer.

RISKS OF STRIPPED MORTGAGE SECURITIES AND INVERSE FLOATERS. Both interest-only Stripped Mortgage Securities and inverse floaters are highly sensitive to changes in interest and prepayment rates. As a result, each individually is highly volatile. The Adviser believes that interest-only Stripped Mortgage Securities and inverse floaters may at times produce higher yields than more traditional securities such as U.S. Treasuries or mortgage-backed securities. Changes in the value of inverse floaters tend to be inversely proportional to the direction of interest rates as is the case with traditional fixed-income securities, while the value of interest-only stripped mortgage-backed securities often is directly proportional to the direction of interest rates, so that used in combination, inverse floaters and interest-only Stripped Mortgage Securities can serve as a hedging device for the Fund. However, effective use of this hedging technique depends on the Adviser’s ability to correctly hedge the securities by forecasting interest rate volatility and corresponding prepayment rates. If these assumptions are erroneous, the Fund’s yield and total return may be reduced.

RISKS OF ADJUSTABLE RATE MORTGAGES. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. The adjustable interest rate feature of the mortgages underlying ARMs generally acts as a buffer to reduce sharp changes in the market value of ARMs in response to normal interest rate fluctuations. As the interest rate on the mortgages underlying ARMs are reset periodically, yields of the securities will gradually align themselves to reflect changes in market rates. During periods of rising interest rates, however, changes in the coupon rate lag behind changes in the market rate. During periods of extreme fluctuations in interest rates, the resulting fluctuation of ARM rates could affect the market value of investments in ARMs. Since most ARMs generally have annual reset limits or “caps” of 100 to 200 basis points, fluctuation in interest rates above these levels could cause such mortgage-backed securities to “cap out” and to behave more like long-term, fixed-rate debt securities. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields. Because of this feature, the value of ARMs is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments.

LOWER RATED DEBT SECURITIES — The Fund can invest up to 15% of its net assets in fixed-income securities, including convertible securities, that are rated BB or lower, by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), or Ba or lower by Moody’s Investor Service, Inc. (“Moody’s”), which ratings are considered by the rating agencies to be highly speculative, and unrated securities considered by the Adviser to be of comparable quality. Debt securities with a rating of BB/Ba or lower are commonly referred to as “junk bonds.”

To the extent the Fund acquires convertible securities or other debt securities that are rated lower than investment grade or are not rated, there is a greater risk that payment of principal and interest will not be made on a timely basis or at all. Because investment in lower-rated or unrated securities involves greater investment risk, achievement of the Fund’s investment objective is more dependent on the Adviser’s credit analysis than with respect to the Fund’s investments in higher-rated securities. Decisions to purchase and sell these securities are based on the Adviser’s evaluation of their investment potential and not on the ratings assigned by credit agencies. Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn, for example, could cause a decline in the prices of lower-rated securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In addition, the secondary trading market for lower-rated securities may be less liquid than the market for higher-rated securities.

Prices of lower-rated securities may decline rapidly if many holders decide to sell. Changes in expectations regarding an individual issuer, an industry or lower-rated securities generally could reduce market liquidity for such securities and make it harder to sell them. The lower-rated bond market has grown primarily during a period of long economic expansion, and it is uncertain how it would perform during an extended economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for lower-rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

The lower-rated securities in which the Fund can invest include debt securities of companies that are financially troubled, in default or in bankruptcy or reorganization (“Deep Discount Securities”). These securities could be rated C, C1 or D by S&P or C by Moody’s or may be unrated. Debt obligations of such companies are usually available at a deep discount from the face value of the instrument. The Fund may invest in Deep Discount Securities when the Adviser believes that existing factors are likely to improve the company’s financial condition. These factors could include a restructuring of debt, management changes, existence of adequate assets, or other special circumstances.

A debt instrument purchased at a deep discount, but before default, may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the securities could increase, resulting in a capital gain. If the issuer defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debt-holders, the Deep Discount Securities could stop generating income and lose value or become worthless. The Adviser will balance the benefits of Deep Discount Securities with their risks. While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated.

RISK FACTORS RELATING TO LOWER RATED SECURITIES

1.                                      SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. The economy and interest rates affect high yield securities differently from other securities. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual issuer developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers are likely to experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund’s asset value. Furthermore, the market prices of high yield bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities that pay interest periodically and in cash.

2.                                      LIQUIDITY AND VALUATION. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and there could be a negative impact on the Fund’s ability to accurately value high yield bonds and the Fund’s assets and on the Fund’s ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the values and liquidity of high yield bonds, especially in a thinly traded market. To the extent the Fund owns or may acquire illiquid high yield bonds, these securities may involve special liquidity and valuation difficulties.

3.                                      LEGISLATION. New laws and proposed new laws could have a negative impact on the market for high yield bonds. For example, several years ago legislation required federally-insured savings and loan associations to divest their investments in high yield bonds.

4.                                      TAXATION. Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund accrues the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. The Fund is required to distribute such income to its shareholders in order to maintain its qualification for pass-through treatment under the Code. Thus, the Fund may have to dispose of portfolio securities at a time it otherwise might not want to do so in order to provide the cash necessary to make distributions to those shareholders who do not reinvest dividends.

5.                                      CREDIT RATINGS. Certain risks are associated with applying credit ratings as a method of evaluating high yield bonds. Credit ratings evaluate the safety of principal and interest payments, not market value risk, of high yield bonds. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser monitors the issuers of high yield bonds in the Fund’s portfolio to determine if the issuers appear to have sufficient cash flow to meet required principal and interest payments. The Fund may retain a portfolio security whose rating has been changed.

TERMS TO UNDERSTAND

Maturity

Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (“call dates”). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

Duration

Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years — the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

COVERED CALL OPTIONS — In an effort to increase potential income, the Fund is authorized to write (i.e. sell) covered call options listed on a national securities exchange. When the Fund writes a listed call option, the purchaser has the right to buy a security from the Fund at a fixed exercise price any time before the option contract expires, regardless of changes in the market price of the underlying security. The Fund writes options only on securities it owns (covered options) and must retain ownership of the underlying security while the option is outstanding. Until the option expires, the Fund cannot profit from a rise in the market price of the underlying security over the exercise price, except insofar as the premium which the Fund receives, net of commissions, represents a profit. The premium paid to the Fund is the consideration for undertaking this obligation.

The Fund may not write any option that, at the time, would cause its outstanding options to cover securities comprising more than 10% of its asset value. Writing option contracts is a highly specialized activity and could limit investment flexibility at certain times. The maximum term for listed options exceeds two years, but the Fund expects that most options it writes will not exceed six months.

SHORT SALES AGAINST THE BOX — The Fund can make short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost identical securities to those sold short (short sales “against the box”) or if the securities sold are “when issued” or “when distributed” securities that the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost. The principal purpose of short sales is to enable the Fund to obtain the current market price of a security that the Fund desires to sell but which cannot be currently delivered for settlement. The Fund will not make short sales or maintain a short position if to do so would cause more than 25% of its total net assets (exclusive of proceeds from short sales) to be allocated to a segregated account in connection with short sales.

Whenever the Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

The Fund did not effect any short sales in the last fiscal year.

REPURCHASE AGREEMENTS — The Fund can invest up to 20% of its total assets in repurchase agreements with domestic banks or dealers to earn interest on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires a debt security that the seller agrees to repurchase at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered loans under the Investment Company Act of 1940 (“1940 Act”) and are therefore treated as loans by the Fund. In the event of bankruptcy or other default by the seller, the Fund could experience delays and expenses liquidating the underlying security, loss from decline in value of such security, and lack of access to income on such security. The Fund will not invest more than 10% of its total assets in repurchase agreements that mature in more than seven days.

RULE 144A AND OTHER RESTRICTED SECURITIES — The Fund can invest up to 15% of its net assets in illiquid securities. Rule 144A securities deemed to be liquid shall be included in this limitation unless otherwise specified by the Board of Directors or pursuant to procedures adopted by the Board of Directors.

Rule 144A was adopted under the Securities Act of 1933 (the “1933 Act”) to allow a broader institutional trading market for securities subject to restriction on resale to the general public. The Rule provides a “safe harbor” for the resale of certain restricted securities among qualified institutional investors without registration under the 1933 Act. Other securities subject to legal or contractual restrictions on resale generally may be resold only in a privately negotiated transaction with a limited number of purchasers or in a public offering registered under the 1933 Act. Considerable delay could be encountered in either event. These difficulties and delays could result in the Fund’s inability to realize a favorable price upon disposition of restricted securities, and in some cases may make disposition of such restricted securities at the time desired by the Fund impossible.

SECURITIES LENDING –– The Fund may lend a portion, up to 33%, of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If the Fund lends its securities, it will follow the following guidelines:

•                                          The borrower must provide collateral at least equal to the market value of the securities loaned;

•                                          The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government;

•                                          The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis);

•                                          It must be able to terminate the loan at any time;

•                                          It must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments); and

•                                          It must determine that the borrower is an acceptable credit risk.

These risks are similar to the ones involved with repurchase agreements. When the Fund lends securities, any losses on the collateral received from the borrower will be borne by the Fund.  Moreover, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, the Fund could:

•                                          Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

•                                          Experience delays in recovering its securities.

Any costs associated with securities lending would not appear as expenses in the Fund’s fee table in the Prospectus.  When securities are lent, the Fund will not be able to vote proxies for these securities unless they are recalled by the Fund.  However, the Board or the Fund may have obligations to recall lent securities in time to vote proxies if it has knowledge that a vote concerning a material event regarding the securities will occur.

INVESTMENT RESTRICTIONS

The Fund is an open-end, diversified investment management company and has adopted the investment restrictions stated below. They apply at the time securities are purchased or other relevant action is taken.  As a diversified investment management company, the Fund intends to abide by the 1940 Act requirements that the Fund must have at least 75% of the value of its total assets represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. These restrictions and the Fund’s investment objective cannot be changed without approval of the holders of a majority of outstanding Fund shares. The 1940 Act defines this majority as the lesser of (a) 67% or more of the voting securities present in person or represented by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. In addition to those described in the Prospectus, these restrictions provide that the Fund shall not:

1.                                      Borrow any amount other than as a temporary measure for extraordinary or emergency purposes as determined by the Fund’s Board of Directors;

2.                                      Concentrate more than 25% of the value of its assets in a particular industry (It is the current Staff position of the Securities and Exchange Commission that the concentration is at 25% or more, as a result, the Fund will not invest 25% or more in an industry or a group of industries.);

3.                                      Purchase the securities of any one issuer (except securities issued by the United States of America, or any instrumentality thereof) if the holdings of the Fund in the securities of such issuer exceed 5% of the market value of the Fund’s total assets;

4.                                      Purchase the securities of any one issuer causing the Fund’s holdings to exceed 10% of the outstanding voting securities of such issuer or 10% of any class of securities of such issuer.

5.                                      Issue any class of senior security nor sell any senior security of which it is the issuer, except that the Fund is permitted to borrow from any bank; provided that such borrowing may only be as a temporary measure for extraordinary or emergency purposes, but not for investment purposes and shall not, in the aggregate, exceed 10% of its total assets taken at cost or 5% of its total assets taken at current value, whichever is less; and provided that immediately after such borrowing, there is an asset coverage of at least 300% for all borrowings of the Fund;

6.                                      Underwrite the sale of any securities other than Fund shares;

7.                                      Purchase or sell commodities, commodity contracts or real estate;

8.                                      The Fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder, or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time;

9.                                      Mortgage, pledge, hypothecate or in any manner transfer, as security for any indebtedness, any security owned or held by the Fund;

10.                               Participate on a joint or a joint and several basis in any trading account in securities;

11.                               Purchase from or sell to any officer or director of the Fund, or firms of which any of them are members, any securities other than Fund shares; but such persons or firms may act as brokers for the Fund for customary commissions;

12.                               Purchase or retain any securities of any issuer if those officers and directors of the Fund or of its manager or investment adviser owning individually more than 0.5% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer;

13.                               Invest for the purpose of exercising control over or management of any company;

14.                               Invest in securities issued by other investment companies;

15.                               Effect short sales of securities, except that the Fund may make certain short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short (short sales “against the box”) or if the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost;

16.                               Buy securities on margin;

17.                               Purchase or sell securities other than Fund shares through any brokerage or investment organization in which any officer or director of the Fund is a partner, officer, director or shareholder;

18.                               Invest more than 5% of its assets in securities of corporations which have a record of less than three years continuous operation; or

19.                               Write options, except the Fund may write covered call options and effect closing transactions; provided the Fund shall: (i) write options only on securities which it owns and which are traded on a national securities exchange; (ii) retain ownership of the underlying security for the duration of said options and (iii) not write any option which would, at the time, cause outstanding options written by the Fund to cover securities comprising more than 10% of the value of the Fund’s assets.

ADDITIONAL RESTRICTIONS. The Fund is also subject to the following policies which its Board of Directors can amend and which apply at the time of purchase of securities. The Fund will not:

1.                                      Invest more than 10% of total assets in repurchase agreements with maturities over seven days;

2.                                      Purchase warrants exceeding 2% of total assets;

3.                                      Invest in oil, gas or other mineral exploration or development programs; or

4.                                      Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements);

5.                                      Invest more than 15% of its net assets in illiquid securities. Rule 144A securities deemed to be liquid shall be included in this limitation unless otherwise specified by the Board of Directors.

Percentage limitations are calculated and applied at the time of investment, except with respect to fundamental restriction number 5 and applicable limits on illiquid investments noted in additional restriction number 6 above.  Thus, if securities of a given issuer come to constitute more than 5%, or securities of a given industry come to constitute more than 25%, of the value of the Fund’s assets by reason of changes in value of either the given securities or other assets, the excess need not be sold.  For purposes of fundamental restriction 5, the Fund may borrow money in amounts of up to 33 1/3% of its total assets from banks for any purpose. Additionally, the Fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced within 48 hours (excluding Sundays and holidays) to meet such limitations.

FUND ORGANIZATION AND THE BOARD OF DIRECTORS

The Fund was organized as a Maryland Corporation and is an open-end, diversified investment management company that commenced operations in 1966. Although the Board of Directors has delegated day-to-day management to the Adviser, all Fund operations are overseen by the Fund’s Board, which meets periodically and performs duties required by applicable state and federal laws.

Under Maryland law, the Fund’s business and affairs are managed under the direction of the Board of Directors, and all powers of the Fund are exercised by or under the authority of the Board except as reserved to the shareholders by law or the Fund’s charter or by-laws. Maryland law requires each Director to perform his/her duties as a Director, including his/her duties as a member of any Board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the Fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

DIRECTORS AND OFFICERS OF THE FUND

All Directors and officers of the Fund are also Directors and/or officers of one or more of six other investment companies advised by the Adviser. These investment companies are FPA Funds Trust’s FPA Crescent Fund, FPA Funds Trust’s FPA International Value Fund, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA Perennial Fund, Inc. and Source Capital, Inc. (collectively, the “FPA Funds”).

Directors serve until the next meeting of shareholders or until their successors are duly elected. Since shareholder meetings are not held each year, a Director’s term is indefinite in length. If a Director dies or resigns, a successor generally can be elected by the remaining Directors. Officers of the Fund are elected annually by the Board of Directors. Information regarding Directors and officers of the Fund are set forth in the following tables. All officers of the Fund are also officers of the Adviser.

Thomas P. Merrick, Alfred E. Osborne, Jr., A. Robert Pisano, Patrick B. Purcell and Allan M. Rudnick are all Directors of the Fund who are not “Interested Persons” of the Fund, as that term is defined in the 1940 Act (collectively, the “Independent Directors”).

FUND DIRECTORS

				NUMBER OF
		YEAR FIRST		FPA FUND	OTHER
		ELECTED AS		BOARDS ON	DIRECTORSHIPS
	POSITION	DIRECTOR OF	PRINCIPAL OCCUPATION(S) DURING	WHICH DIRECTOR	HELD BY
NAME, ADDRESS* AND AGE	WITH FUND	THE FUND	PAST 5 YEARS	SERVES	DIRECTOR

“NON-INTERESTED” DIRECTORS

Thomas P. Merrick, 77	Director	2009	Private consultant. President of Strategic Planning Consultants for more than the past five years. Director/Trustee of Source Capital, Inc., of FPA Paramount Fund, Inc., of FPA Perennial Fund, Inc., of FPA New Income, Inc., and of FPA Funds Trust for more than the past five years. Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	7	-0-

Alfred E. Osborne, Jr., 69	Director	1999	Senior Associate Dean at the UCLA Anderson Graduate School of Management. Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA New Income, Inc. and FPA Funds Trust for more than the past five years, of FPA Paramount Fund, Inc. (since August 2013), of FPA Perennial Fund, Inc. (since November 2013), and of Source Capital, Inc. (since November 2013).	7	Kaiser Aluminum, Nuverra Environmental Solutions, Inc., and Wedbush, Inc.

A. Robert Pisano, 71	Director	2013

Consultant. Director/Trustee of FPA Paramount Fund, Inc. (since July 2012), of FPA Perennial Fund, Inc. (since July 2012), of FPA Funds Trust (since January 2013), of FPA New Income, Inc. (since January 2013), and of Source Capital, Inc. (since January 2013). Chairman of the Board of The Motion Picture and Television Fund. Lead Independent Director of Resources Global Professionals. Former President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011. Former National Executive Director and Chief Executive Officer of The Screen Actors Guild from 2001 to April 2005.

				7	Entertainment Partners, Resources Global Professionals, and The Motion Picture and Television Fund

Patrick B. Purcell, 71	Director	2006	Retired. Former Executive Vice President, Chief Financial and Administrative Officer from 1983 to 1998, of Paramount Pictures. Director/Trustee of FPA New Income, Inc. and of FPA Funds Trust for more than the past five years, of Source Capital, Inc. (since May 2010), of FPA Paramount Fund, Inc. (since July 2012), and of FPA Perennial Fund, Inc. (since July 2012).	7	The Motion Picture and Television Funds

Allan M. Rudnick, 74	Director & Chairman of the Board	2010	Private Investor. Co-Founder and, formerly, Chief Investment Officer of Kayne Anderson Rudnick Investment Management (“KAR”) in 1989. Prior to his retirement in December 2007, Mr. Rudnick served as President, Chief Executive Officer (2001) and Chairman of the Board (2001) of KAR. Director/Trustee of FPA New Income, Inc. and of FPA Funds Trust (since January 2010), of Source Capital, Inc. (since May 2012), of FPA Paramount Fund, Inc. (since July 2012) and of FPA Perennial Fund, Inc. (since July 2012).	7	-0-

NUMBER OF
		YEAR FIRST		FPA FUND	OTHER
		ELECTED AS		BOARDS ON	DIRECTORSHIPS
	POSITION	DIRECTOR OF	PRINCIPAL OCCUPATION(S) DURING	WHICH DIRECTOR	HELD BY
NAME, ADDRESS* AND AGE	WITH FUND	THE FUND	PAST 5 YEARS	SERVES	DIRECTOR

“INTERESTED” DIRECTORS**

Robert L. Rodriguez, 65	Director & Portfolio Manager	2000	Managing Partner and Chief Executive Officer of First Pacific Advisors, LLC (since October 2006); and Director, (since August 2000) and Portfolio Manager (since January 2010) of FPA New Income, Inc. Director for more than the past five years until March 2013 of FPA Fund Distributors, Inc. Director (from March 1996), Principal (from March 1996) and Chief Executive Officer (from May 2000) of First Pacific Advisors, Inc. to September 2006; and President (since July 1988) and Chief Investment Officer (since July 1984) to December 2009 of the Fund and of FPA New Income, Inc.	2	-0-

*         The address for each Director is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

**       “Interested person” within the meaning of the 1940 Act by virtue of his affiliation with the Fund’s Adviser.

FUND SHARES OWNED BY DIRECTORS AS OF December 31, 2013

AGGREGATE DOLLAR RANGES OF
	DOLLAR RANGE OF FUND	SHARES OWNED IN ALL FPA FUNDS
NAME	SHARES OWNED	OVERSEEN BY DIRECTOR

“NON-INTERESTED” DIRECTORS

Thomas P. Merrick	$10,001 to $50,000	Over $100,000

Alfred E. Osborne, Jr.	Over $100,000	Over $100,000

A. Robert Pisano	none	$50,001 to $100,000

Patrick B. Purcell	Over $100,000	Over $100,000

Allan M. Rudnick	$50,001 to $100,000	Over $100,000

“INTERESTED” DIRECTORS

Robert L. Rodriguez	Over $100,000	Over $100,000

As of December 31, 2013, the officers and Directors of the Fund and their families, as a group, owned beneficially or of record 1.08% of the outstanding shares of the Fund.

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED MARCH 31, 2014

No compensation is paid by the Fund to any officer or Director who is a Director, officer or employee of the Adviser or its affiliates. Each Director who is not an interested person of the Adviser is compensated by the Fund at the rate of $14,000 per year plus a fee of $2,500 per day for Board of Directors meetings attended and $375 for each Committee meetings held on a day other than a Board meeting. Additionally, the Chairman of the Board receives annual fees of $4,000, the Chairman of the Audit Committee receives annual fees of $3,000, and the Chairman of the Nominating and Governance Committee receives annual fees of $1,000.  During the last fiscal year, the Directors then in office received as a group $146,423 in Directors’ fees.

No pension or retirement benefits are accrued as part of Fund expenses. The Fund reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser.

	AGGREGATE COMPENSATION	TOTAL COMPENSATION
NAME	FROM THE FUND	FROM ALL FPA FUNDS

“NON-INTERESTED” DIRECTORS

Willard H. Altman, Jr (retired in May, 2013)	$4,330	$29,516	(1)

Thomas P. Merrick	$24,000	$170,000	(1)

Alfred E. Osborne, Jr	$25,000	$136,701	(1)

A. Robert Pisano	$24,000	$166,000	(1)

Patrick B. Purcell	$27,000	$186,000	(1)

Allan M. Rudnick	$27,593	$191,187	(1)

“INTERESTED” DIRECTORS

Robert L. Rodriguez	$-0-	$-0-

(1)	Includes compensation from the Fund, five open-end investment companies and one closed-end investment company.

OFFICERS

		YEAR FIRST
		ELECTED AN
	POSITION	OFFICER OF
NAME, ADDRESS* AND AGE	WITH FUND	THE FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Dennis M. Bryan, 52	Chief Executive Officer & Portfolio Manager	1996	Partner of First Pacific Advisors, LLC (since October 2006). Vice President of the Fund from August 1996 to January 2010.

Arik A. Ahitov, 39	Portfolio Manager	2013

Managing Director of First Pacific Advisors, LLC (since July 2013). Associate Portfolio Manager of the Fund from July 2013 to February 2014, Vice President of First Pacific Advisors, LLC from October 2010 to December 2012, and a Vice President of Shamrock Capital Advisors, LLC from September 2004 to September 2010.

J. Richard Atwood, 54	Treasurer	1997	Managing Partner, Chief Operating Officer, Chief Financial Officer and Treasurer of First Pacific Advisors, LLC, and Treasurer of each FPA Fund for more than the past five years.

Sherry Sasaki, 59	Secretary	1984	Assistant Vice President and Secretary of First Pacific Advisors, LLC, and Secretary of each FPA Fund for more than the past five years.

Leora R. Weiner, Esq., 43	Chief Compliance Officer	2014

Managing Director, General Counsel and Chief Compliance Officer of First Pacific Advisors, LLC (since June 2014); and Chief Compliance Officer of each FPA Fund (since June 2014). Former Managing Director (since March 2013), General Counsel (since September 2012) and Chief Compliance Officer (since August 2010) of Tradewinds Global Investors, LLC, a Nuveen Investments Company, to June 2014. Various officerships held at Nuveen from August 2008 until transfer to Tradewinds in August 2010.

E. Lake Setzler III, 47	Assistant Treasurer	2006	Vice President and Controller of First Pacific Advisors, LLC, and Assistant Treasurer of each FPA Fund for more than the past five years.

Michael P. Gomez, 29	Assistant Vice President	2012

Assistant Vice President and Assistant Controller of First Pacific Advisors, LLC (since June 2010); and Assistant Vice President of each FPA Fund (since February 2012). Former Experienced Associate/in-charge within the Financial Services-Investment Management Group at  PricewaterhouseCoopers LLP from September 2007 to May 2010.

*              The address of each officer is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

LEADERSHIP STRUCTURE AND RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The Board of Directors has general oversight responsibility with respect to the Fund’s business and affairs. Although the Board has delegated day-to-day oversight to the Adviser, all Fund operations are overseen by the Fund’s Board, which meets quarterly. The Board is currently composed of six directors, including five directors who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (each an “Independent Director”). The Board holds executive sessions (with and without partners and/or employees of the Adviser) in connection with its regularly scheduled Board meetings, and the Independent Directors frequently correspond with each other in between meetings to discuss specific matters that may require attention at or prior to the Board’s next regularly scheduled meeting. The Audit Committee of the Board of Directors meets quarterly at regularly scheduled meetings and the Nominating and Governance Committee meets at least twice a year. The Independent Directors have retained “independent legal counsel” as defined in the 1940 Act.

The Board has appointed an Independent Director to serve in the role of Chairman. The Chairman presides at all meetings of the Board and works with the Treasurer to set the agenda for meetings. The Chairman does not participate in the preparation of materials for meetings of the Board, but has delegated this responsibility to the Treasurer of the Fund, and they have frequent discussions regarding matters related to seeking to ensure that the Board obtains all of the information necessary to perform its functions and take actions.  The Treasurer of the Fund also acts, with the assistance of staff, as a liaison with service providers, officers, attorneys, and the Independent Directors between meetings.  Except for any duties specified herein or pursuant to the Fund’s By-Laws, the duties of the Chairman will not reduce the responsibilities that must be discharged by any other director.

The Fund’s Board is comprised of individuals with considerable and varied business experiences, backgrounds, skills, and qualifications who collectively have a strong knowledge of business and financial matters and are committed to helping the Fund achieve its investment objective while acting in the best interests of the Fund’s shareholders. Several members of the Board have had a long and continued service with the Fund. As noted in the table above, the Directors bring a variety of experiences and qualifications through their business backgrounds in the fields of consulting and strategic planning, education, corporate management, and investment management. The Board believes that each particular Director’s financial and business experience gives him the qualifications and skills to serve as a Director. Notwithstanding the accomplishments noted above, none of members of the Board is considered an “expert” within the meaning of the federal securities laws with respect to information in the Fund’s registration statement.

The Board of Directors has delegated day-to-day Fund and risk management to the Adviser, which is responsible for managing all Fund operations and the Fund’s risk management processes. The Board oversees the processes implemented by the Adviser or other service providers to manage relevant risks and considers risk management issues as part of its responsibilities throughout the year at regular meetings. The Audit Committee also considers risk management issues affecting the Fund’s financial reporting and controls at its regular meetings throughout the year. The Adviser and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at their request. For example, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance, including investment risk, counterparty risk and the impact on the Fund of investments in particular securities. The Adviser also prepares reports for the Board regarding various issues, including valuation and liquidity.

The Board has also appointed a chief compliance officer (“CCO”) for the Fund. The CCO reports directly to the Board and participates in the meetings of the Board. The Independent Directors meet quarterly in executive session with the CCO, and the CCO prepares and presents periodic written compliance reports that update compliance activities to date and results thereon. Additionally, the CCO presents an annual report to the Board evaluating the Fund’s compliance policies and procedures. The Board expects the CCO to report any material risk, should it arise, to the Board. The CCO is also the CCO of the Adviser.

The Board has an Audit Committee and a Nominating and Governance Committee. The responsibilities of each committee are described below.

COMMITTEES OF THE BOARD OF DIRECTORS. The Fund has as Audit Committee comprised of Thomas P. Merrick, Alfred E. Osborne, Jr., A. Robert Pisano, Patrick B. Purcell and Allan M. Rudnick, none of whom is considered an “interested person” of the Fund within the meaning of the 1940 Act. The Committee makes recommendations to the Board of Directors concerning the selection of the Fund’s independent registered public accounting firm and reviews with such firm the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls, and compliance by the Fund with the accounting, recording and financial reporting requirements of the 1940 Act. The Audit Committee met four times during the last fiscal year.

The Fund has a Nominating and Governance Committee consisting of Thomas P. Merrick, Alfred E. Osborne, Jr., A. Robert Pisano, Patrick B. Purcell and Allan M. Rudnick, none of whom is considered an “interested person” of the Fund within the meaning of the 1940 Act. The Committee recommends to the full Board of Directors nominees for election as Directors of the Fund to fill the vacancies on the Board, when and as they occur. The Committee periodically reviews such issues as the Board’s composition and compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholders’ suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating and Governance Committee of the Fund, in care of the Fund’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee along with a written consent of the prospective nominee for consideration of his or her name by the Committee. The determination of nominees recommended by the Committee is within the full discretion of the Committee, and a final selection of nominees is within the sole discretion of the Board. Therefore, no assurance can be given that any persons recommended by shareholders will be nominated as Directors. The Nominating and Governance Committee met three times during the last fiscal year.

The Nominating and Governance Committee is responsible for searching for Director candidates that meet the evolving needs of the Board of Directors. Director candidates must have the highest personal and professional ethics and integrity. Additional criteria weighed by the Nominating and Governance Committee in the Director identification and selection process include the relevance of a candidate’s experience in investment company and/or public company businesses, enterprise or business leadership and managerial experience, broad economic and policy knowledge, the candidate’s independence from conflict or direct economic relationship with the Fund, financial literacy and knowledge, and the candidate’s ability and willingness to devote the proper time to prepare for, attend and participate in discussions in meetings. The Committee also takes into account whether a candidate satisfies the criteria for independence under the rules and regulations of the 1940 Act, and if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether the candidate would qualify as an Audit Committee financial expert. While the Nominating and Governance Committee does not have a formal policy respecting diversity on the Board of Directors, consideration is given to nominating persons with different perspectives and experience to enhance the deliberation and decision-making processes of the Board of Directors.

FIVE PERCENT SHAREHOLDERS

As of June 30, 2014, no person was known by the Fund to own of record or beneficially 5% or more of the outstanding Fund shares, except the Ohio Public Employee Deferred Compensation Program, 257 East Town Street, Columbus, Ohio 43215-4623, which held 5,490,841 shares (19.12%). Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104-4151, which held 4,015,924 shares (13.98%), also owns of record more than 5% of the outstanding shares, however, this broker-dealer advises that the shares are held for the benefit of its customers.

MANAGEMENT

INVESTMENT ADVISER. Together with its predecessor organizations, First Pacific Advisors, LLC has been in the investment advisory business since 1954 and has served as the Fund’s investment adviser since July 11, 1984.  Presently, the Adviser manages assets of approximately $30 billion for seven investment companies, including one closed-end investment company, and more than 40 institutional accounts. Currently, the personnel of First Pacific Advisors, LLC consists of 30 persons engaged full time in portfolio management or investment research in addition to 45 persons engaged full time in trading, administrative, financial or clerical activities. The Fund, the Adviser and the Distributor have adopted Codes of Ethics designed to prevent officers and employees who may have access to nonpublic information about the trading activities of the Fund (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by the Fund but place substantive and procedural restrictions on their trading activities. For example, the Codes require that access persons receive advance approval for every applicable securities trade to ensure that there is no conflict with the trading activities of the Fund. On a quarterly basis all employees of the Adviser must provide a report on all applicable transactions in any security in which they have or acquire direct or indirect ownership. This reporting requirement also applies to securities issued by the Government of the United States or state/local municipalities and to shares of registered open-end investment companies. This requirement does not apply to 401k investments and month-end direct payroll deductions into the mutual funds managed by the Adviser, nor does it apply to money market funds, bankers’ acceptances, bank certificates of deposit, or commercial paper.

The Fund has implemented Proxy Voting Policies and Procedures (“Policies”) that delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

The Adviser has implemented Proxy Voting Policies and Procedures (“Adviser’s Proxy Policies”), which underscores the Adviser’s intention to make all proxy voting decisions in the best interests of the Fund and act in a prudent and diligent manner intended to enhance the economic value of the assets of the Fund.

The Adviser has delegated to Institutional Shareholder Services (“ISS”), an independent service provider, the administration of proxy voting for the portfolio securities held in the accounts managed by the Adviser, including the Fund, subject to the Adviser’s continuing oversight. ISS, a Delaware corporation, provides proxy voting services to many investment advisers on a global basis.

Certain of the Adviser’s proxy voting guidelines are summarized below:

•      The Adviser votes for uncontested director nominees recommended by management.

•      The Adviser votes against a management proposal to adopt a poison pill and votes for a management proposal to redeem a poison pill or limit the payment of greenmail.

•      The Adviser votes against a management proposal to eliminate or limit shareholders’ rights to call a special meeting.

Although many proxy proposals can be voted in accordance with the Adviser’s proxy voting guidelines, some proposals will require special consideration, and the Adviser will make a decision on a case-by-case basis in these situations.

Where a proxy proposal raises a material conflict between the Adviser’s interests and the Fund’s interests, the Adviser will resolve the conflict as follows:

•      To the extent the matter is specifically covered by the Adviser’s proxy voting guidelines, the proxies generally will be voted in accordance with the guidelines.

•      To the extent the Adviser is making a case-by-case determination under its proxy voting guidelines, the Adviser will disclose the conflict to the Board and obtain the Board’s consent to vote or direct the matter to an independent third party, selected by the Board, for a vote determination. If the Board’s consent or the independent third party’s determination is not received in a timely manner, the Adviser will abstain from voting the proxy.

The Adviser, through ISS, shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which the Adviser will not process a proxy because it is impractical to do so. For example, the Adviser generally will not seek to recall securities that are out on loan for the purpose of voting the securities unless it is in the best interests of the applicable managed account to do so.

The Fund will file, by August 31, 2014, Form N-PX, which contains the Fund’s complete proxy voting record for the 12 months ended June 30, 2014, Form N-PX is available without charge, upon request, by calling toll-free (800) 982-4372 and on the SEC’s web site at www.sec.gov.

INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an Investment Advisory Agreement dated October 1, 2006 (“Advisory Agreement”), with the Adviser pursuant to which the Adviser provides continuing supervision of the Fund’s investment portfolio. The Adviser is authorized, subject to the control of the Fund’s Board of Directors, to determine which securities are to be bought or sold and in what amounts. In addition to providing investment advisory and management services, the Adviser furnishes office space, facilities and equipment, and maintains the Fund’s books and records. It also compensates all officers and other personnel of the Fund, all of whom are employed by the Adviser, subject to reimbursement from the Fund for personnel involved in providing financial services as indicated below.

Other than the expenses the Adviser specifically assumes under the Advisory Agreement, the Fund bears all costs of its operation. These costs include the charges and expenses of any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property; the charges and expenses of auditors; the charges and expenses of any stock transfer or dividend agent or agents appointed by the Fund; brokers’ commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the cost of stock certificates representing Fund shares; fees involved in registering and maintaining registrations of the Fund and of Fund shares with the Securities and Exchange Commission (“SEC”) and various states and other jurisdictions; all expenses of shareholders’ and Directors’ meetings and of preparing, printing and mailing proxy statements and semi-annual and annual reports to shareholders except as set forth in the Distribution Agreement between the Fund and the Distributor; fees and travel expenses of independent and unaffiliated Directors; the expense of furnishing, or causing to be furnished, to all shareholders a statement of account after every transaction affecting their account, including the expense of mailing; charges and expenses of legal counsel in connection with matters relating to the Fund, including, without limitation, legal services rendered in connection with the Fund’s corporate and financial structure and relations with its shareholders, issuance of Fund shares, and registrations and qualifications of securities under federal, state and other laws; association dues; interest payable on Fund borrowings; postage; and reimbursement of the Adviser’s expenses in providing financial services to the Fund as described below.

For services rendered, the Adviser is paid a monthly fee computed at the annual rate of 0.75% of the first $50 million, and 0.65% of the excess over $50 million, of the Fund’s average net assets. The average net assets are determined by taking the average of all the daily determinations of net assets made, in the manner provided in the Fund’s Articles of Incorporation, during a calendar month.

In addition to the advisory fee, the Fund reimburses the Adviser monthly for costs incurred in providing financial services to the Fund. Such financial services include (a) maintaining the accounts, books and other documents forming the basis for the Fund’s financial statements, (b) preparing such financial statements and other Fund documents and reports of a financial nature required by federal and state laws, (c) calculating daily net assets and (d) participating in the production of the Fund’s registration statements, prospectuses, proxy materials and reports to shareholders (including compensation of the Treasurer or other principal financial officer of the Fund, compensation of personnel working under such person’s direction and expenses of office space, facilities and equipment such persons use to perform their financial services duties). However, for any fiscal year, the cost of such financial services paid by the Fund cannot exceed 0.10% of the average daily net assets of the Fund.

The advisory fee and cost of financial services are reduced in the amount by which certain defined operating expenses of the Fund (including the advisory fee and cost of financial services) for any fiscal year exceed 1.50% of the first $30 million of average net assets, plus 1% of the remaining average net assets. Such values are calculated at the close of business on the last business day of each calendar month. Any required reduction or refund is computed and paid monthly. Operating expenses (as defined in the Advisory Agreement) exclude (a) interest, (b) taxes, (c) brokerage commissions and (d) any extraordinary expenses, such as litigation, merger, reorganization or recapitalization, to the extent such extraordinary expenses can be excluded under the rules or policies of the states in which Fund shares are registered for sale. All expenditures, including costs connected with the purchase, retention or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. This expense limitation provision does not require any payment by the Adviser beyond the return of the advisory fee and cost of financial services paid to it by the Fund for a fiscal year.

The Advisory Agreement provides that the Adviser does not have any liability to the Fund or any of its shareholders for any error of judgment, any mistake of law or any loss the Fund suffers in connection with matters related to the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or negligence on the part of the Adviser or the reckless disregard of its duties under the Advisory Agreement.

The Advisory Agreement had an initial term of two years and thereafter is renewable annually if specifically approved each year (a) by the Fund’s Board of Directors or by the vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities and (b) by the vote of a majority of the Fund’s Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The continuation of the Advisory Agreement to September 30, 2014, has been approved by the Board of Directors and a majority of the Fund’s Directors who are not parties to the Advisory Agreement or interested persons of any such party (as defined in the 1940 Act). The Advisory Agreement may be terminated without penalty by the Fund’s Board of Directors or the vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities on 60 days’ written notice to the other party. The Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

For the fiscal years ended March 31, 2012, 2013 and 2014, the Fund's Adviser received gross advisory fees of $8,410,251, $7,987,978, and $8,080,139, respectively, plus $1,286,192, $1,221,227, and $1,235,406, respectively, for costs incurred in providing financial services to the Fund.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS. Dennis M. Bryan and Arik A. Ahitov are also responsible for the day-to-day management of other accounts. They manage nine other accounts, with total aggregate assets of $1.4 billion at March 31, 2014.  None of these accounts have an advisory fee based on the performance of the account.  Robert L. Rodriguez has served since January 1, 2010 as a Portfolio Manager, in an advisory capacity, on the Fund’s management team and on the management team of one other mutual fund managed by the Adviser.

The Adviser does not believe any material conflicts of interest exist as a result of the Portfolio Manager’s managing the Fund and the other accounts noted above, or with their personal accounts. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell identical securities for several clients managed by the Adviser. The Adviser may aggregate orders for its client accounts for the same security where concurrent decisions are made to purchase or to sell identical securities for several clients managed by the Adviser and such aggregation will generally result in more favorable net results for its clients. In these cases, the Adviser will allocate the securities or proceeds arising out of those transactions (and the related expenses) on an average price basis among the various participants. While the Adviser believes combining orders in this way will, over time, be advantageous to all participants, in particular cases, this procedure could have an adverse effect on the price or the amount of securities purchased or sold by any one client. In making such allocations, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending the investment. The Adviser also has a Code of Ethics, described above, which, among other matters, limits personal trading by portfolio managers and other employees of the Adviser. There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises.

COMPENSATION. Compensation of the Adviser’s Portfolio Managers consists of: (i) a base salary; (ii) an annual bonus; and (iii) if the Portfolio Manager is an equity owner of the Adviser, participation in residual profits of the Adviser.

The bonus calculation has both variable and fixed components.  The most significant portion of  the variable component is based upon the Adviser’s assessment of the Portfolio Managers’ performance in three key areas: long-term performance, team building, and succession planning.  The Adviser assesses long-term performance over a full market cycle, which generally lasts between five- and ten years. Other considerations include manager and strategy recognition, client engagement and retention and business development.  The Portfolio Managers can receive 100% of their variable participation when the Fund is closed to investors.

The majority of the fixed portion is based on the revenues received on the assets managed by the Portfolio Managers, including the Fund’s assets.

As an equity owner of the Adviser, the value of the Portfolio Manager’s ownership interest is dependent upon his ability to effectively manage the business over the long term.

The Adviser offers a 401(k) plan whereby the Portfolio Managers, as well as all permanent employees of the Adviser, may elect to contribute up to the legal limit.

OWNERSHIP OF SECURITIES. The dollar value of shares of the Fund owned at March 31, 2014, by Messrs. Bryan and Rodriguez was each over $1,000,000, and by Mr. Ahitov was between $100,001 to $500,000.

PRINCIPAL UNDERWRITER. UMB Distribution Services, LLC (the “Distributor”), located at 235 West Galena Street, Milwaukee, Wisconsin 53212, acts as principal underwriter of Fund shares pursuant to a Distribution Agreement effective September 28, 2012 (the “Distribution Agreement”). The Distributor is a wholly-owned subsidiary of UMB Fund Services, Inc., the Fund’s Transfer Agent. Please see “Distributor” for more information.

ADMINISTRATOR.  The Adviser performs administrative services for the Fund under the Investment Advisory Agreement.

TRANSFER AGENT.  Pursuant to a transfer agent agreement, UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as transfer agent for the Fund.

CUSTODIAN.  Pursuant to a custodian agreement, State Street Bank and Trust Company, located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, serves as the custodian of the Fund’s assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.  The Fund’s independent registered public accounting firm, Deloitte & Touche LLP, audits and reports on the annual financial statements of the Fund and Deloitte Tax LLP reviews the Fund’s federal income tax returns. Deloitte & Touche LLP or its affiliates may also perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Fund. Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of Deloitte & Touche LLP is 350 S. Grand Ave., Los Angeles, CA 90071.

LEGAL COUNSEL.  K&L Gates LLP serves as counsel to the Fund and the Independent Directors. The address of K&L Gates LLP is Four Embarcadero Center, Suite 1200, San Francisco, California 94111.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser makes decisions to buy and sell securities for the Fund, selects broker-dealers and negotiates commission rates or net prices. Equity securities are generally traded on an agency basis. For fixed-income securities traded in the over-the-counter market, orders are placed directly with a principal market maker, unless it is believed better prices and executions are available elsewhere, generally on an agency basis. Portfolio transactions are effected with broker-dealers selected for their abilities to give prompt execution at prices favorable to the Fund. In selecting broker-dealers and in negotiating commissions, the Adviser considers: the best net price available; each firm’s reliability, integrity and financial condition; the size of and difficulty in executing the order; and the value of the firm’s expected contribution to the Fund’s investment performance on a continuing basis. Accordingly, the net price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of its services. Subject to policies determined by the Fund’s Board of Directors, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the Advisory Agreement or otherwise solely because the Fund paid a broker-dealer providing brokerage and research services commissions for effecting a transaction in excess of the commission another broker-dealer would have charged for the same transaction. The Adviser must determine in good faith that such commission was reasonable relative to the value of the brokerage and research services provided, considering either that particular transaction or the Adviser’s overall responsibilities to the Fund. The Adviser is further authorized to allocate orders it places for the Fund to broker-dealers providing products or services that assist in making investment decisions. The Adviser allocates the amounts and proportions of such costs and regularly reports on such allocations to the Fund’s Board of Directors.

The Advisory Agreement authorizes the Adviser to pay commissions on security transactions to broker-dealers furnishing research services in an amount higher than the lowest available rate. The Adviser must determine in good faith that such amount is reasonable in relation to the brokerage and research services provided (as required by Section 28(e) of the Securities Exchange Act of 1934) viewed in terms of the particular transaction or the Adviser’s overall responsibilities with respect to accounts for which it exercises investment discretion. The term brokerage and research services is defined to include (a) providing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and (c) effecting securities transactions and performing related incidental functions, such as clearance, settlement and custody. The advisory fee is not reduced as a result of the Adviser’s receipt of such research.

To the extent research services may be a factor in selecting broker-dealers, such services may be in written form or through direct contact with individuals and may include information about securities, companies, industries, markets, economics, the valuation of investments and portfolio strategy.  Research may be in the form of research reports, electronic market data, computer and technical market analyses, and access to research analysts, corporate management personnel and industry experts.  Research services furnished by broker-dealers effecting securities transactions for the Fund can be used by the Adviser for all advisory accounts. However, the Adviser might not use all such research services in managing the Fund’s portfolio. In the Adviser’s opinion, it is not possible to measure separately the benefits from research services to each advisory account. Because the volume and nature of the trading activities of advisory accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each advisory account for brokerage and research services will vary. However, the Adviser believes the total commissions the Fund pays are not disproportionate to the benefits it receives on a continuing basis.

Because of different objectives or other factors, a particular security may be bought for one or more clients of the Adviser when one or more clients of the Adviser are selling the same security.  Transactions in such securities will be made, insofar as feasible, for the respective Fund and clients in a manner deemed equitable to all.  To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

The Adviser attempts to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and other advisory accounts. In some cases, this procedure could have an adverse effect on the price or amount of securities available to the Fund. The main factors considered in such allocations are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinion of the persons responsible for recommending the investments.

The Adviser anticipates that brokerage commissions and other transaction costs on foreign stock exchange transactions will generally be higher than in the U.S., although the Adviser will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less governmental supervision and regulation of foreign stock exchanges and brokers than in the U.S.

Brokerage commissions paid by the Fund on portfolio transactions for the fiscal years ended March 31, 2012, 2013, and 2014, totaled $420,863, $383,040, and $408,000, respectively. During the last fiscal year, all of the brokerage commissions were paid on transactions having a total value of $419,496,510 to brokers selected because of research services provided to the Adviser.

PORTFOLIO HOLDINGS DISCLOSURE

PUBLICLY AVAILABLE PORTFOLIO HOLDINGS. The Fund’s portfolio holdings are publicly available: (1) at the time such information is filed with the Securities and Exchange Commission (“SEC”) in a publicly available filing; or (2) the day next following the day such information is posted on the www.fpafunds.com website. The Fund’s publicly available portfolio holdings, which may be provided to third parties without prior approval, are: complete portfolio holdings disclosed in the Fund’s semi-annual or annual reports and filed with the SEC on Form N-CSR; complete portfolio holdings disclosed in the Fund’s first and third quarter reports and filed with the SEC on Form N-Q; portfolio statistics, top holdings and sectors disclosed in the Fund’s monthly and quarterly profiles and posted on the FPA Funds’ website approximately 15 days after month-end; and attribution reports containing only sector and/or industry breakdown for the Fund.

NON-PUBLIC PORTFOLIO HOLDINGS. Disclosure of the Fund’s non-public portfolio holdings provides the recipient with information more current than the most recent publicly available portfolio holdings. The Fund has policies and procedures in place that allow the disclosure of non-public portfolio holdings for legitimate business purposes subject to certain conditions. Pursuant to these policies and procedures, the disclosure of non-public portfolio holdings may be considered permissible and within the Fund’s legitimate business purposes with respect to: (1) certain service providers; (2) rating and ranking organizations; and (3) certain other recipients.

RATING AND RANKING ORGANIZATIONS. The Fund’s non-public portfolio holdings may be provided to a rating and ranking organization (e.g., Lipper, Morningstar, etc.), without limitation on the condition that the non-public portfolio holdings will be used for the purposes of developing a rating or ranking and not for trading the Fund.

SERVICE PROVIDERS. A service provider or other third party that receives information about the Fund’s non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (e.g., a person that performs account maintenance and recordkeeping services) may receive non-public portfolio holdings without limitation on the condition that the non- public portfolio holdings will be used solely for the purpose of servicing the Fund and not for use in trading.

The Fund has ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Fund: (i) the Adviser and the custodian pursuant to investment management and custody agreements, respectively, under which the Fund’s portfolio holdings information is provided daily on a real-time basis; (ii) accountants, attorneys and other professionals engaged by the Fund to whom the Fund provides portfolio holdings information on a regular basis with varying lag times after the date of the information, and (iii) Morningstar, Inc., and Lipper Inc., to which the Fund’s portfolio holdings information is provided quarterly after the end of the previous fiscal quarter, with a 60-day time lag and no earlier than (a) the date such information is filed on the SEC’s EDGAR system on Form N-Q (for the first and third fiscal quarters) or the Annual or Semi-Annual Report is mailed to shareholders (for the second and fourth fiscal quarters), as applicable, or (b) the date such information is posted to the Fund’s website.

Current and prospective investors from time to time may request different or more extensive historical portfolio holdings information for a Fund than has previously been publicly disclosed (such as information as of dates other than prior calendar and fiscal quarter ends) to assist them in their assessment of the consistency of the Adviser’s investment process through different past market environments. To the extent the requested portfolio holdings information is for periods that precede the date of the most recent publicly disclosed portfolio holdings information, it is considered stale and may be released to investors or prospective investors and others upon request without needing to be separately publicly disclosed. Because historical portfolio holdings information must have been superseded by the public disclosure of more recent portfolio holdings information before it can be released, the information should normally not enable any recipient to trade for its own benefit to the detriment of the Fund.

The Chief Compliance Officer of the Fund reports all arrangements to disclose portfolio holdings information to the Board on an annual basis. If the Board determines that disclosure is inappropriate the Fund will promptly terminate the disclosure arrangement. Any material changes to these procedures will be approved by the Board.

PORTFOLIO TURNOVER

The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the portfolio securities during such fiscal year. Securities maturing in one year or less at the time of acquisition are not included in this computation. The turnover rate for prior periods is shown in the Prospectus under the caption “Financial Highlights.” This rate may vary greatly from year to year as well as within a year.

CAPITAL STOCK

COMMON STOCK. Each Fund share outstanding participates equally in dividends, distributions and liquidation of the Fund’s net assets. Fund shares are transferable, fully paid and non-assessable, and do not have any preemptive, preferential, subscription or conversion rights. The Fund has authorized 100 million shares of $0.01 par value Common Stock.

VOTING RIGHTS. The By-Laws of the Fund require shareholder meetings to elect Directors only when required by the 1940 Act, which is likely to occur infrequently. In addition, a special meeting of the shareholders will be called, if requested by the holders of 10% of the Fund’s outstanding shares, for the purposes, and to act upon the matters, specified in the request (which may include election or removal of Directors). When matters are submitted for a shareholder vote, each shareholder is entitled to one vote for each share owned. Shares of the Fund do not have cumulative voting rights, which means holders of more than 50% of Fund shares voting for the election of Directors can elect 100% of the Directors if they so choose. In such event, holders of the remaining Fund shares are not able to elect any person or persons to the Fund’s Board of Directors.

PURCHASE AND REDEMPTION OF SHARES

Discontinuance of Sales to New Investors

The Fund has discontinued indefinitely the sale of its shares to new investors, except directors, officers and employees of the Fund, the Adviser and affiliated companies, and their immediate relatives, and certain categories of shareholders. See the section titled, “Discontinuance of Sales to New Investors” in the Prospectus for a complete description of Adviser affiliates and certain categories of shareholders eligible to purchase shares of the Fund. The Fund continues to accept additional investments from existing shareholders, and continues to reinvest dividends and capital gain distributions with respect to the accounts of existing shareholders who elect such options. The decision to discontinue sales to new investors reflects management’s belief that, under current conditions, unrestrained growth in the Fund’s net assets might impair investment flexibility. The Fund may recommence at any time the offering of shares to new investors if the Board of Directors believes it would be in the best interests of the Fund and its shareholders.

NET ASSET VALUE. Net asset value is computed as of the close of the New York Stock Exchange (“NYSE”) on each business day during which the NYSE is open. Net asset value, rounded to the nearest cent per share, is the total market value of all the Fund’s portfolio securities plus other assets (including any accrued reimbursement of expenses), less all liabilities, divided by the total number of Fund shares outstanding. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are principally traded, as of the close of business on that day.  If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities’ value, in the judgment of the Fund’s officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by authority of the Fund’s Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security’s value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

AUTHORIZED FINANCIAL INTERMEDIARIES. The Fund has authorized certain financial intermediaries including one or more brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund is deemed to have received a purchase or redemption order when an authorized financial intermediary, including an authorized broker or if applicable a broker’s authorized designee, accepts the order. No other action is required by the shareholder who places an order with a financial intermediary. Customer orders are priced at the Fund’s net asset value next computed after they are accepted by an authorized financial intermediary, including an authorized broker or the broker’s authorized designee. Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by the Fund’s transfer agent. In some circumstances, the Fund will pay the service provider a fee for performing these services.

FPA EXCHANGE PRIVILEGE. The procedures for exchanging shares between FPA Funds are described under “Exchanging Your Fund Shares” in the Fund’s Prospectus. If the account registration information for the two FPA Fund accounts involved in the exchange are different in any respect, the exchange instructions must be in writing and must contain a signature guarantee as described under “Purchase, Pricing and Sale of Shares” in the Fund’s Prospectus.

By use of the exchange privilege, the investor authorizes the Shareholder Service Agent to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by the Shareholder Service Agent to be genuine. The Shareholder Service Agent uses procedures it considers reasonable to confirm exchange instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed. The Shareholder Service Agent’s records of such instructions are binding.

Exchange requests received on a business day before shares of the Funds involved in the request are priced, are processed on the date of receipt by the Shareholder Service Agent. “Processing “ a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined after receipt. Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share next determined after receipt by the Shareholder Service Agent. Exchange requests received on a business day after the time shares of the Funds involved in the request are priced, are processed on the next business day as described above.

REDEMPTION OF SHARES. Redemptions are not made on days when the NYSE is closed, including those holidays listed under “Purchase and Redemption of Shares - Net Asset Value.” The right of redemption can be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) trading on the NYSE is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the Securities and Exchange Commission, by order, so permits.

TELEPHONE REDEMPTION. Redemptions can be made by telephone once the shareholder has properly completed and returned to the Shareholder Service Agent the Account Application indicating that the shareholder has elected the telephone redemption option. The shareholder may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or they may designate a bank account (“Designated Bank”) to which the proceeds of such redemptions are sent. New investors who wish to establish the telephone redemption privilege must complete the appropriate section on the Account Privileges Change Form. Existing shareholders who wish to establish the telephone redemption privilege or change the Designated Bank should either enter the new information on an Account Privileges Change Form, marking it for “change of information” purposes, or send a letter identifying the Fund account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder’s name(s) appear on the account. All signatures require a guarantee as described under “Purchase, Pricing and Sale of Shares” in the Fund’s Prospectus. The Account Application and Account Privileges Change Form are available from authorized security dealers or the Distributor.

Shareholders who want to use a savings and loan (“S&L”) as their Designated Bank are advised that if the S&L is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank that is a correspondent of the S&L. As this may delay receipt by the shareholder’s account, it is suggested that shareholders who wish to use an S&L discuss wire procedures with their S&L and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to such Designated Bank.

A shareholder can cancel the telephone redemption authorization upon written notice. If the shareholder has authorized telephone redemptions, neither the Fund nor the Shareholder Service Agent is responsible for any unauthorized telephone redemptions. If the Fund shares to be redeemed by telephone (technically a repurchase by agreement between the Fund and the shareholder) were recently purchased by check, the Shareholder Service Agent can delay transmitting the proceeds until the purchasing check has cleared but no more than 15 days from purchase.

The Shareholder Service Agent uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed.

2% REDEMPTION FEE. No fee applies to a redemption if shares were held more than 90 days. A redemption fee of 2% is imposed on redemptions (except by exchange) made within 90 days of purchase. In determining how long shares of the Fund have been held, the Fund assumes that shares held by investor the longest period of time will be sold first.

The ability of the Fund to assess the redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by their systems limitations. Further, the Fund may not apply the redemption fee to certain types of redemptions that officers of the Fund believe are not part of a pattern of frequent trading to profit from short-term securities market fluctuations, such as: redemptions of shares through automatic rebalancing programs or systematic withdrawal plans; redemptions requested for hardships such as the death or disability of the shareholder (or, if a trust, its beneficiary); redemptions for certain retirement plan transactions such as closing de minimis accounts, loans, plan fees, required minimum distributions, return of excess contributions, QDRO (qualified domestic relations order), automatic payroll contributions, and withdrawals at termination; redemptions requested for a QDIA (qualified default investment alternative) or redemptions initiated by the Fund. The 2% redemption fee does not apply to shares acquired through reinvested dividends or capital gain distributions. The 2% redemption fee is applied to the lesser of the purchase or redemption price if the redemption reduces the account to less than the original investment. The redemption fee is withheld from the redemption proceeds and paid to the Fund in order to defray the costs associated with such redemption.

EXCESSIVE TRADING. The Fund is not intended as a vehicle for frequent trading in an attempt to profit from short-term fluctuations in the securities markets and does not accomodate frequent trading. The Board of Directors has adopted policies and procedures designed to deter or prevent frequent purchases and redemptions. Such trading could interfere with the efficient management of the Fund's portfolio, increase brokerage and administrative costs and dilute the value of Fund shares held by long-term investors. The 2% redemption fee is intended to serve as a deterrent to frequent trading on shares held less than 90 days. The preceding section titled "2% Redemption Fee" provides a description of how this redemption fee is applied. In addition, exchanges between this Fund and the other FPA Funds are limited to no more than four exchanges during any calendar year (see the section titled "How to Exchange Your Shares" in the Prospectus). Irrespective of these redemption fee charges and exchange limits, the Fund reserves the right to reject any purchase request (including in connection with on exchange) if management determines in its discretion that the request may be part of a pattern of excessive trading that could adversely affect the Fund. Notifications will be made in writing by the Fund within five days. There can be no assurance that the Fund will successfully detect or prevent market timing.

TAX SHELTERED RETIREMENT PLANS

UMB Fund Services, Inc. presently acts as custodian for these retirement plans and imposes fees for administering them. When contributions for any tax-qualified plan are invested in Fund shares, all dividends and capital gain distributions paid on those Fund shares are retained in such plan and automatically reinvested in additional Fund shares at net asset value. All earnings accumulate tax-deferred until distribution.

An investor should consult his or her own tax adviser concerning the tax ramifications of establishing, and receiving distributions from, a retirement plan.

FEDERAL TAX ASPECTS

GENERAL

The Fund intends to continue to qualify for treatment as a “regulated investment company” (as defined in section 851(a) of the Code) (“RIC”).  By doing so, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

To continue to qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements.  These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or those currencies (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than government securities or securities of other RICs) of any one issuer or (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses (“Diversification Requirements”).

If the Fund failed to qualify for treatment as a RIC for any taxable year - either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable, or determined not to, avail itself of provisions enacted as part of the Regulated Investment Company Modernization Act of 2010 that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — then for federal tax purposes it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders.  In addition, for those purposes the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income — except that, for individual and certain other non-corporate shareholders, the part thereof that is “qualified dividend income” (as described in the Prospectus) (“QDI”) would be subject to federal income tax at the rates for net capital gain, a maximum of 15% for a single shareholder with taxable income not exceeding $406,750 ($457,600 for married shareholders filing jointly) and 20% for those non-corporate shareholders with taxable income exceeding those respective amounts (which will be adjusted for inflation annually) — and all or part of those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances.  Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

The Fund will be subject to a nondeductible 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.  The Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year.  The Fund intends to continue to meet this distribution requirement to avoid Excise Tax liability.

FOREIGN INVESTMENTS

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose that would reduce the total return on its investments.  Tax conventions between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains on investments by foreign investors.

The Fund may invest in the stock of “passive foreign investment companies” (each, a “PFIC”).  A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on stock of a PFIC or of any gain on its disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders.  The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  Fund distributions thereof will not be eligible for the reduced maximum federal income tax rates on individuals’ QDI mentioned above.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if the Fund did not receive those earnings and gain from the QEF.  In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

The Fund may elect to “mark to market” any stock in a PFIC it owns at the end of its taxable year.  “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein (including mark-to-market gain for each prior year for which an election was in effect) as of the end of that year.  Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election.  The Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that the Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein.  The Fund reserves the right to make investments in PFICs as a matter of its investment policy.

FOREIGN CURRENCIES

Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), if any, will be treated as qualifying income under the Income Requirement.  The Fund monitors its transactions, and seeks to make appropriate tax elections, if any, and entries in its books and records when it acquires any foreign currency, (1) to mitigate the effect of complex rules that determine for income tax purposes the amount, character, and timing of recognition of the gains and losses it realizes in connection therewith, (2) to prevent its disqualification as a RIC, and (3) to minimize the imposition of federal income and excise taxes.

Under Code section 988, any gains or losses (1) from the disposition of foreign currencies and (2) that are attributable to exchange rate fluctuations between the time the Fund accrues dividends, interest, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss.  These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.  If the Fund’s section 988 losses exceed other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares.  Although the Fund values its assets daily in terms of U.S. dollars, it is not likely to physically convert all of its holdings of foreign currencies into U.S. dollars on a daily basis.  When the Fund does so, it will incur the costs of currency conversion.

TAXATION OF THE FUND’S SHAREHOLDERS

A capital loss a shareholder realizes on a redemption of Fund shares held for six months or less must be treated as a long-term (not a short-term) capital loss to the extent of any capital gain distributions received with respect to those shares.  In addition, any loss a shareholder realizes on a redemption of Fund shares will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares.  In that case, the basis in the acquired shares will be adjusted to reflect the disallowed loss.

If the net asset value of a shareholder’s Fund shares is reduced, by reason of a distribution of net investment income or realized net capital gains, below the shareholder’s cost, the distribution nevertheless will be taxable to the shareholder, and a sale of those shares at that time would result in a capital loss for federal income tax purposes.

Dividends the Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate).

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are shareholders in the Fund may be subject to a generally nonrefundable 30% withholding tax on (1) income dividends paid by the Fund after June 30, 2014, and (2) certain capital gain distributions and the proceeds of a redemption of Fund shares paid after December 31, 2016. As discussed below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE, if it provides identifying information and, in certain circumstances, certifies that (i) it has no substantial U.S. persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent. The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the Service under section 1471(b) of the Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the Service, and (3) meet certain other specified requirements.

An FFI resident in a country that has entered into a Model I IGA with the United States must report to the government of that country (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the Service. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by providing identifying information and, in certain circumstances, certifying that it does not have any substantial U.S. owners or by providing the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the Service.

Such foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation.

*                                         *                                         *                                         *                                         *

The foregoing is an abbreviated summary of the federal income tax consequences of an investment in the Fund. It is based on the applicable provisions of the Code and Treasury regulations presently in effect and existing judicial decisions and administrative pronouncements, all of which are subject to change, or differing interpretations, any of which may be prospective or retroactive.  Fund distributions also may be subject to state and local taxes.  Investors are urged to consult their attorneys or other tax advisers regarding specific questions as to federal, foreign, state, or local taxes.

DISTRIBUTOR

The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. The offering of the Fund’s shares is continuous. The Distribution Agreement has an initial term of two years and thereafter is renewable annually if specifically approved each year (a) by the Fund’s Board of Directors or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities and (b) by a majority of the Fund’s Directors who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for such purpose. The Distribution Agreement has been approved by the Board of Directors and a majority of the Fund’s Directors who are not parties to the Distribution Agreement or interested persons of any such party (as defined in the 1940 Act). The Distribution Agreement terminates if assigned (as defined in the 1940 Act) and may be terminated, without penalty, by either party on 60 days’ written notice. The Distributor’s obligation under the Distribution Agreement is an agency or best efforts arrangement pursuant to which the Distributor is required to take and pay for only those Fund shares sold to the public. The Distributor is not obligated to sell any stated number of Fund shares.

FINANCIAL STATEMENTS

The financial statements incorporated by reference from the Fund’s Annual Report for the year ended March 31, 2014, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the report of such firm given their authority as experts in accounting and auditing. The annual report is available upon request without charge by contacting the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information or at www.fpafunds.com.

Other information — The Fund reserves the right to modify the privileges described in this Statement of Additional Information at any time.

PART C. OTHER INFORMATION

ITEM 27.  FINANCIAL STATEMENTS AND EXHIBITS.

Financial Statements for the year ended March 31, 2014 are incorporated herein by reference.

ITEM 28.  Exhibits (1933 Act File No. 2-28157; 1940 Act File No. 811-1596)

(a)

Articles of Incorporation were filed as Exhibit (a) to Post-Effective Amendment No. 47 of Registrant’s Registration Statement on Form N-1A filed on June 3, 1999 and is incorporated herein by reference.

(b)

By-Laws, as amended February 14, 1994 were filed as Exhibit (b) to Post- Effective Amendment No. 47 of Registrant’s Registration Statement on Form N-1A filed on June 3, 1999 and is incorporated herein by reference.

(b)(1)

Amendment to Article II, Section 7, of the By-Laws, effective February 6, 2006 was filed as Exhibit (b)(1) to Post-Effective Amendment No. 55 of Registrant’s Registration Statement on Form N-1A filed on August 1, 2006 and is incorporated herein by reference.

(b)(2)

Amendment to Article II, Section 7, of the By-Laws, effective August 7, 2006 was filed as Exhibit (b)(2) to Post-Effective Amendment No. 56 of Registrant’s Registration Statement on Form N-1A filed on August 1, 2007 and is incorporated herein by reference.

(c)

Specimen Common Stock Certificate was filed as Exhibit (c) to Post-Effective Amendment No. 47 of Registrant’s Registration Statement on Form N-1A filed on June 3, 1999 and is incorporated herein by reference.

(d)

Investment Advisory Agreement between Registrant and First Pacific Advisors, LLC was filed as Exhibit (d) to Post-Effective Amendment No. 56 of Registrant’s Registration Statement on Form N-1A filed on August 1, 2007 and is incorporated herein by reference.

(e)(1)

Distribution Agreement between Registrant and UMB Distribution Services, LLC was filed as Exhibit (e)(1) to Post-Effective Amendment No. 63 of Registrant’s Registration Statement on Form N-1A filed on May 30, 2013 and is incorporated herein by reference.

(e)(2)

Specimen Dealer Assistant Agreement for the Sale of Shares of FPA Funds was filed as Exhibit (e)(2) to Post-Effective Amendment No. 63 of Registrant’s Registration Statement on Form N-1A filed on May 30, 2013 and is incorporated herein by reference.

(e)(3)

Smith Barney Inc. Mutual Fund Dealer Agreement was filed as Exhibit 6.2 to Post-Effective Amendment No. 45 of Registrant’s Registration Statement on Form N-1A filed on August 1, 1997 and is incorporated herein by reference.

(g)(1)

Custodian Contract between Registrant and State Street Bank and Trust Company was filed as Exhibit (g)(1) to Post-Effective Amendment No. 47 of Registrant’s Registration Statement on Form N-1A filed on June 3, 1999 and is incorporated herein by reference.

(g)(2)	Custodian Fee Schedule was filed as Exhibit (g)(2) to Post-Effective

Amendment No. 47 of Registrant’s Registration Statement on Form N-1A filed on June 3, 1999 and is incorporated herein by reference.

(g)(3)

Amendment to the Custodian Contract was filed as Exhibit (g)(3) to Post-Effective Amendment No. 47 of Registrant’s Registration Statement on Form N-1A filed on June 3, 1999 and is incorporated herein by reference.

(g)(4)

Custodian Fee Schedule Addendum for GNMA Securities Traded through Participants Trust Company was filed as Exhibit (g)(4) to Post-Effective Amendment No. 47 of Registrant’s Registration Statement on Form N-1A filed on June 3, 1999 and is incorporated herein by reference.

(g)(5)

Amendment to the Custodian Contract was filed as Exhibit 8.5 to Post-Effective Amendment No. 44 of Registrant’s Registration Statement on Form N-1A filed on August 1, 1996 and is incorporated herein by reference.

(g)(6)

Amendment to the Custodian Contract was filed as Exhibit 8.6 to Post-Effective Amendment No. 46 of Registrant’s Registration Statement on Form N-1A filed on July 31, 1998 and is incorporated herein by reference.

(g)(7)

Amendment to the Custodian Contract was filed as Exhibit (g)(7) to Post-Effective Amendment No. 51 of Registrant’s Registration Statement on Form N-1A filed on May 31, 2002 and is incorporated herein by reference.

(h)(1)

Agreement and Articles of Merger dated September 20, 1993 was filed as Exhibit (h)(1) to Post-Effective Amendment No. 47 of Registrant’s Registration Statement on Form N-1A filed on June 3, 1999 and is incorporated herein by reference.

(h)(2)

Transfer Agency Agreement between UMB Fund Services, Inc. and the Registrant was filed as Exhibit (h)(2) to Post-Effective Amendment No. 63 of Registrant’s Registration Statement on Form N-1A filed on May 30, 2013 and is incorporated herein by reference.

(h)(3)

UMB Fund Services, Inc. Retirement Plan Agreement was filed as Exhibit (h)(3) to Post-Effective Amendment No. 63 of Registrant’s Registration Statement on Form N-1A filed on May 30, 2013 and is incorporated herein by reference.

(i)(1)

Opinion and Consent of Counsel was filed as Exhibit (i)(1) to Post-Effective Amendment No. 48 of Registrant’s Registration Statement on Form N-1A filed on August 2, 1999 and is incorporated herein by reference.

(j)	Consent of Independent Registered Public Accounting Firm.

(p)(1)

Code of Ethics of Registrant was filed as Exhibit (n)(7) to Post-Effective Amendment No. 56 of Registrant’s Registration Statement on Form N-1A filed on August 1, 2007 and is incorporated herein by reference.

(p)(2)

Code of Ethics of First Pacific Advisors, LLC was filed as Exhibit (p)(2) to Post-Effective Amendment No. 63 of Registrant’s Registration Statement on Form N-1A filed on May 30, 2013 and is incorporated herein by reference.

(p)(3)

Code of Ethics of UMB Distribution Services, LLC was filed as Exhibit (p)(3) to Post-Effective Amendment No. 63 of Registrant’s Registration Statement on Form N-1A filed on May 30, 2013 and is incorporated herein by reference.

ITEM 29.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

None.

ITEM 30.  INDEMNIFICATION.

Registrant’s Articles of Incorporation provide that the Corporation shall indemnify (i) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

Pursuant to the Distribution Agreement between Registrant and UMB Distribution Services, LLC (“Provider”), Registrant shall indemnify, defend and hold Provider, and each of its present or former directors, members, officers, employees, representatives and any person who controls or previously controlled Provider within the meaning of Section 15 of the Securities Act (“Provider Indemnitees”), free and harmless from and against: (1) any and all losses, claims, demands, liabilities, damages, charges, payments, costs and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages, charges, payments, fines, penalties, costs or expenses and any counsel fees incurred in connection therewith) of any and every nature (“Losses”) which Provider and each of the Provider Indemnitees may incur under the Securities Act, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in the Registration Statement or any Prospectus, an annual or interim report to shareholders or sales literature, or any amendments or supplements thereto, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that Registrant’s obligation to indemnify Provider and any of the foregoing Provider Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to Provider and furnished to Registrant or its counsel by Provider in writing for the purpose of, and used in, the preparation thereof; or (2) any and all Losses which Provider and each of the Provider Indemnitees may incur in connection with this Agreement, Provider’s performance hereunder, or Provider’s acting in accordance with instructions from Registrant or its representatives, except to the extent the Losses result from Provider’s breach of this Agreement or from Provider’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

During the last two fiscal years, First Pacific Advisors, LLC, the investment adviser to Registrant (“Adviser”), has not engaged in any other business of a substantial nature except as investment adviser to Source Capital, Inc. (“Source”), a registered closed-end investment company; as investment adviser to FPA Perennial Fund, Inc. (“Perennial”), FPA New Income, Inc. (“New Income”), FPA Paramount Fund, Inc. (“Paramount”), FPA Funds Trust’s FPA Crescent Fund (“Crescent”), and FPA Funds Trust’s FPA International Value Fund (“International Value”), each a registered open-end investment company; as sub-advisor to LG Masters Smaller Companies Fund, and LG Masters Alternative Strategies Fund, each a registered open-end investment company; and as investment adviser to institutional accounts. During the last two fiscal years, no director or officer of the Adviser has engaged for his own account or in the capacity of director, officer, employee, partner or trustee, in any other business, profession, vocation or employment of a substantial nature except as described under the caption “Directors and Officers of the Fund” in Part B hereof and as set forth below.

NAME AND POSITION
WITH ADVISER	OTHER AFFILIATIONS (1)
J. Richard Atwood,	(2)
Chief Operating Officer
Managing Partner

Robert L. Rodriguez,	(2)
Chief Executive Officer
Managing Partner

Steven T. Romick, Managing Partner	Trustee of Crescent and International Value and Officer of Crescent.

Thomas H. Atteberry,	Officer of New Income.
Partner

Dennis M. Bryan,	(2)
Partner

Eric S. Ende, Partner	Director of Source, Paramount and Perennial and Officer of Source and Perennial.

Steven R. Geist,	—
Partner

Mark Landecker,	Officer of Crescent.
Partner

Brian A. Selmo,	Officer of Crescent.
Partner

J. Mark Hancock,	—
Senior Managing Director

Nico Y. Mizrahi,	—
Managing Director

Pierre O. Py,	Officer of International and Paramount
Managing Director

Gregory A. Herr,	Officer of Source, Paramount and Perennial.
Managing Director

Arik A. Ahitov,	(2)
Managing Director

Leora R. Weiner, Esq.,	(2)
Managing Director, General Counsel &
Chief Compliance Officer

E. Lake Setzler III,	(2)
Senior Vice President
& Controller

Jason Dempsey	—
Senior Vice President

Ryan A. Leggio,	—
Senior Vice President

Victor Liu	—
Senior Vice President

Melinda J. Newman	—
Senior Vice President

Abhijeet V. Partwardhan,	—
Senior Vice President

Brandon G. Stranzl,	—
Senior Vice President

Matthew C. Waz	—
Senior Vice President

Brande L. Winget	—
Senior Vice President

Max Rodriguez,	—
Senior Vice President

Dan Yates,	—
Senior Vice President

Ann M. Shigemura - Hildebrand,	—
Vice President

Julian W.H. Mann,	—
Vice President

Gregory R. Nathan,	—
Vice President

Ravi R. Mehra,	—
Vice President

Christopher Lozano,	—
Vice President

Stephen W. O’Neil,	—
Vice President & Head Trader

Marie McAvenia,	—
Vice President

Andrew August	—
Vice President

Michael A. Billings	—
Vice President

Gregory M. Crouch	—
Vice President

Nile R. Garretson	—
Vice President

Andrew J. Hemingway,	—
Vice President

Sean M. Korduner	—
Vice President

Chris J. Moreno,	—
Vice President

Adam B. Pivko,	—
Vice President & Trader

Michelle G. Eyink,	—
Vice President - HR

Sherry Sasaki,	(2)
Assistant Vice President
& Secretary

Michael P. Gomez,	(2)
Assistant Vice President & Assistant Controller

(1)  The address of each company named is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  A description of such person’s other affiliations is given under the caption “Fund Directors and Officers” in Part B hereof.

ITEM 32. PRINCIPAL UNDERWRITERS.

(a) UMB Distribution Services, LLC, the principal underwriter for Registrant, acts as a principal underwriter for Aspiriant Global Equity Trust, Cheswold Lane Funds, Commonwealth International Series Trust, FPA Funds Trust, FPA Paramount Fund, Inc., FPA New Income, Inc., FPA Perennial Fund, Inc., Index Funds, Green Century Funds, The Marsico Investment Fund, Scout Funds, Vericimetry Funds, The Westport Funds, and Stewart Capital Mutual Funds.

(b) The following information is furnished with respect to each director and officer of UMB Distribution Services, LLC.

NAME AND PRINCIPAL	POSITIONS & OFFICES WITH	POSITIONS AND OFFICES
BUSINESS ADDRESS	PRINCIPAL UNDERWRITER	WITH REGISTRANT

Maureen Quill (1)	President	-0-

Christine L. Mortensen (1)	Treasurer	-0-

Constance D. Shannon (1)	Secretary	-0-

Karen L. Fay Luedtke (1)	Chief Compliance Officer	-0-

ITEM 33. LOCATION OF BOOKS AND RECORDS.

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of Mr. J. Richard Atwood, Treasurer of Registrant*, except as otherwise stated below:

SUBPARAGRAPH OF	PHYSICAL POSSESSION
RULE 31a-1	OF REQUIRED RECORDS

(b)(2)(iv)	UMB Fund Services, Inc.,
Shareholder Service Agent for Registrant**

(b)(4)	Sherry Sasaki,
Secretary of Registrant*

(f)	First Pacific Advisors, LLC,
Investment Adviser to Registrant*

*	11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025
**	P.O. Box 2175, Milwaukee, WI 53233-2301

ITEM 34.  MANAGEMENT SERVICES.

There is no management-related service contract under which services are provided to Registrant which is not discussed in Parts A or B hereof.

ITEM 35.  UNDERTAKINGS.

Inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on the 29th day of July, 2014.

FPA CAPITAL FUND, INC.

By:	/s/ Dennis M. Bryan
Dennis M. Bryan
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE		TITLE	DATE

/s/	DENNIS M. BRYAN	Chief Executive Officer	July 29, 2014
	Dennis M. Bryan	(Principal Executive Officer)

/s/	J. RICHARD ATWOOD	Treasurer (Principal Financial	July 29, 2014
	J. Richard Atwood	Officer and Principal
Accounting Officer)

/s/	THOMAS P. MERRICK	Director	July 29, 2014
Thomas P. Merrick

/s/	ALFRED E. OSBORNE, JR.	Director	July 29, 2014
Alfred E. Osborne, Jr.

/s/	A. ROBERT PISANO	Director	July 29, 2014
A. Robert Pisano

/s/	PATRICK B. PURCELL	Director	July 29, 2014
Patrick B. Purcell

/s/	ROBERT L. RODRIGUEZ	Director	July 29, 2014
Robert L. Rodriguez

/s/	ALLAN M. RUDNICK	Director	July 29, 2014
Allan M. Rudnick

EXHIBIT INDEX

EXHIBIT

(j)	Consent of Independent Registered Public Accounting Firm.

All other applicable exhibits are incorporated herein by reference.